                           DEFINITIVE PROXY STATEMENT

                                  SCHEDULE 14A
                                 (RULE 14a-101)
                     INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION
           PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                              EXCHANGE ACT OF 1934

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                                                Commission Only (as permitted
                                                by Rule 14a-6(e)(2)

      [X]  Definitive Proxy Statement
      [ ]  Definitive Additional Materials
      [ ]  Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                               Tegal Corporation
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

                               TEGAL CORPORATION
                         2201 SOUTH MCDOWELL BOULEVARD
                           PETALUMA, CALIFORNIA 94955
                            ------------------------

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                            ------------------------

                               SEPTEMBER 15, 1998

     The Annual Meeting of Stockholders of Tegal Corporation, a Delaware corporation (the "Company"), will be held on Tuesday, September 15, 1998, at 1:30 p.m. local time, at the Company's headquarters at 2201 South McDowell Boulevard, Petaluma, California 94955 (the "Annual Meeting") for the following purposes:

          1. To elect six directors to serve for one year and until their successors are duly elected and qualified. The names of the nominees to the Board of Directors are set forth in the accompanying Proxy Statement which is part of this Notice.

          2. To approve the Company's 1998 Equity Participation Plan.

          3. To approve an amendment to the Company's Stock Option Plan for Outside Directors.

          4. To transact such other business as may properly come before the Annual Meeting and any adjournments thereof.

     The Board of Directors has fixed the close of business on July 29, 1998 as the record date for the determination of stockholders entitled to notice of, and to vote at, the Annual Meeting or at any adjournments thereof.

     In order to ensure your representation at the Annual Meeting, you are requested to sign and date the enclosed proxy as promptly as possible and return it in the enclosed envelope (to which no postage need be affixed if mailed in the United States). If you attend the Annual Meeting and file with the Secretary of the Company an instrument revoking your proxy or a duly executed proxy bearing a later date, your proxy will not be used.

     All stockholders are cordially invited to attend the Annual Meeting.

                                          By Order of the Board of Directors

                                          TEGAL CORPORATION

                                          /S/ David Curtis
                                          DAVID CURTIS
                                          Secretary

Petaluma, California
August 5, 1998

                               TEGAL CORPORATION
                            ------------------------

                                PROXY STATEMENT

                                      FOR

                         ANNUAL MEETING OF STOCKHOLDERS
                               SEPTEMBER 15, 1998
                            ------------------------

                                  INTRODUCTION

     This Proxy Statement is furnished in connection with the solicitation of proxies in the form enclosed herewith for use at the Annual Meeting of Stockholders of Tegal Corporation, a Delaware corporation (the "Company"), to be held at 1:30 p.m. local time on Tuesday, September 15, 1998 (the "Annual Meeting") and at any adjournments thereof for the purposes of (1) electing six directors, (2) approving the Company's 1998 Equity Participation Plan (the "1998 Equity Plan"), (3) approving an amendment to the Company's Stock Option Plan for Outside Directors (the "Amendment to the Directors Plan") and (4) to transact such other business as may properly come before the Annual Meeting and any adjournments thereof. The approximate date when this Proxy Statement and accompanying proxy are first being sent to stockholders is August 5, 1998.

     This solicitation is made on behalf of the Board of Directors of the Company. Costs of the solicitation will be borne by the Company. Directors, officers and employees of the Company and its subsidiaries may also solicit proxies by telephone, telegraph, fax or personal interview. The Company will reimburse banks, brokerage firms and other custodians, nominees and fiduciaries for reasonable expenses incurred by them in sending proxy material to stockholders.

     Holders of record of common stock, par value $0.01 per share (the "Common Stock"), of the Company as of the close of business on July 29, 1998 are entitled to receive notice of, and to vote at, the Annual Meeting. The outstanding Common Stock constitutes the only class of securities of the Company entitled to vote at the Annual Meeting, and each share of Common Stock entitles the holder thereof to one vote. At the close of business on July 28, 1998, there were 10,621,573 shares of Common Stock issued and outstanding. Two or more stockholders representing a majority of the outstanding shares must be present in person or by proxy to constitute a quorum for the transaction of business at the Annual Meeting.

     Unless contrary instructions are indicated on the proxy, all shares represented by valid proxies received pursuant to this solicitation (and not revoked before they are voted) will be voted FOR (i) the election of all of the directors nominated below, (ii) the adoption of the 1998 Equity Plan and (iii) the Amendment to the Directors Plan. With respect to any other business which may properly come before the Annual Meeting and be submitted to a vote of stockholders, proxies received by the Board of Directors will be voted in accordance with the best judgment of the designated proxy holders. Any proxy may be revoked at any time before it is exercised by filing with the Secretary of the Company an instrument revoking it or by submitting prior to the time of the Annual Meeting a duly executed proxy bearing a later date. Stockholders who have executed and returned a proxy and who then attend the Annual Meeting and desire to vote in person are requested to so notify the Secretary of the Company prior to the time of the Annual Meeting.

     Shares represented by proxies that reflect abstentions or "broker non-votes" (i.e., shares held by a broker or nominee which are represented at the Annual Meeting, but with respect to which such broker or nominee is not empowered to vote on a particular proposal or proposals) will be counted as shares that are present and entitled to vote for purposes of determining the presence of a quorum.

     In voting for the election of directors each share has one vote for each position to be filled, and there is no cumulative voting, which means that a simple majority of the shares voting may elect all of the directors. All proposals to come before the Annual Meeting require the approval of a majority of the shares of Common Stock present and entitled to vote at the Annual Meeting. Therefore, as to the particular proposal, abstentions will have the same effect as a vote against that proposal, and broker non-votes will not be counted as votes for or against the proposal, and will not be included in counting the number of votes necessary for approval of the proposal.

     The principal executive offices of the Company are located at 2201 South McDowell Boulevard, P.O. Box 6020, Petaluma, California 94955-6020. The Company's telephone number is (707) 763-5600.

                              GENERAL INFORMATION

     The Company was incorporated in Bermuda in December 1989 under the name Tegal Corporation Limited to acquire the operations of the former Tegal Corporation, a division of Motorola, in a private investor acquisition. The Company was domesticated in Delaware as Tegal Corporation in September 1995. Unless the context otherwise requires, all references in this Proxy Statement to the "Company" refer to Tegal Corporation, its predecessor, Tegal Corporation Limited, and their consolidated subsidiaries.

                             ELECTION OF DIRECTORS
                                (PROPOSAL NO. 1)

     The Board of Directors of the Company is currently comprised of six members. Directors are elected at each Annual Meeting and hold office until their successors are duly elected and qualified at the next Annual Meeting. Pursuant to the Company's Bylaws, and a resolution adopted by the Board of Directors, the authorized number of members of the Board of Directors has been set at six. The Company's Bylaws require that there be a minimum of two and maximum of eight members of the Board of Directors.

     In the absence of instructions to the contrary, the persons named as proxy holders in the accompanying proxy intend to vote in favor of the election of the six nominees designated below to serve until the 1999 annual meeting of stockholders and until their respective successors shall have been elected and qualified. Messrs. Hery, Parodi, Krauss, Mika, Nazem and Dohring are currently directors of the Company. The Board of Directors expects that each of the nominees will be available to serve as a director, but if any such nominee should become unavailable for election, it is intended that the shares represented by the proxy will be voted for such substitute nominee as may be designated by the Board of Directors.

                       NOMINEES FOR ELECTION AS DIRECTOR

                                                                         NEW TERM
                    NAME                       AGE    DIRECTOR SINCE    WILL EXPIRE
                    ----                       ---    --------------    -----------
Robert V. Hery...............................  56          1990            1999
Michael L. Parodi............................  50          1997            1999
Jeffrey M. Krauss............................  41          1992            1999
Thomas R. Mika...............................  47          1992            1999
Fred Nazem...................................  57          1995            1999
Edward A. Dohring............................  65          1996            1999

     Robert V. Hery has been a Director of the Company since 1990 and assumed the additional roles of President and Chief Executive Officer of the Company in January 1991 and the Chairman of the Board in March 1995. Effective as of December 17, 1997, Mr. Hery resigned as the President and Chief Executive Officer of the Company. Mr. Hery remains Chairman of the Board of Directors of the Company. From 1987 to 1990, Mr. Hery was President and Chief Executive Officer of AMOT Controls Corporation, an international manufacturer of machinery control components used in explosive and hazardous areas. From 1985 to 1987, Mr. Hery served as Vice President and General Manager of KLA Instruments Corporation ("KLA"), a manufacturer of semiconductor capital equipment, where he started the Wafer Inspection Systems Division. From 1984 to 1985, Mr. Hery was a consultant to high-technology start-ups as Acting Chief Executive Officer and marketing troubleshooter. From 1983 to 1984, he served as Vice President of Marketing and New Business Development, and prior to that, from 1979 to 1983, he served as Vice President of

Operations, responsible for product development, manufacturing, quality and cost control functions of MAI Basic Four, a manufacturer of minicomputer equipment. From 1975 to 1979, Mr. Hery was Vice President of Research and Product Development for Dataproducts Corporation, a manufacturer of computer peripherals equipment. From 1965 to 1975, Mr. Hery held various management positions in product development with NCR Corporation and the communications division of Motorola.

     Michael L. Parodi joined the Company as Director, President and Chief Executive Officer in December 1997. From 1991 to 1996, Mr. Parodi was Chairman of the Board, President and Chief Executive Officer of Semiconductor Systems, Inc. ("SSI"), a manufacturer of photolithography processing equipment sold to the semiconductor and thin film head markets until SSI was merged with FSI International ("FSI"). Mr. Parodi remained with FSI as Executive Vice President and General Manager of SSI from the time of the merger to December 1997, integrating SSI into FSI. In 1990, Mr. Parodi led the acquisition of SSI from General Signal Corporation. Prior to 1990, Mr. Parodi held various senior engineering and operations management positions with General Signal Corporation, Signetics Corporation, Raytheon Company, Fairchild Semiconductor Corporation and National Semiconductor Corporation. Mr. Parodi currently is a member of the Semiconductor Equipment and Materials International and the U.S. Display Consortium Boards of Directors.

     Jeffrey M. Krauss has served as a Director of the Company since June 1992. Mr. Krauss is also a general partner of the general partner of Nazem and Company III, L.P. and Nazem and Company IV, L.P., venture capital firms, having joined those firms in 1990. Prior to joining Nazem and Company, Mr. Krauss was a corporate associate with the law firm of Simpson Thacher & Bartlett, where he specialized in leveraged buyout transactions. He is also a general partner of The Transatlantic Fund, a joint venture between Nazem & Company and Banque Nationale de Paris of France.

     Thomas R. Mika has served as a Director of the Company since June 1992. Since January 1982, he has been the Managing Director of International Management Technology Corporation ("IMTEC"), a private investment firm active in the management of several companies. Since January 1995, he has been the President and Chief Executive Officer of Soupmasters International, Inc. and Vice President of Pacific Partners -- Royal Oak Ventures, Inc.

     Fred Nazem has served as a Director of the Company since March 1995. Since 1981, he has been President of Nazem Inc. and Managing General Partner of the general partner of, respectively, Nazem & Company, L.P., Nazem & Company II, L.P., Nazem & Company III, L.P. and Nazem & Company IV, L.P., which are all affiliated venture capital funds. He is also a general partner of The Transatlantic Fund, a joint venture between Nazem & Company and Banque Nationale de Paris of France.

     Edward A. Dohring has served as a Director of the Company since September 1996. Since October 1994, he has been the President of SVG Lithography Systems, Inc., a subsidiary of Silicon Valley Group, Inc. From July 1992 to October 1994 he was President of the Track Division of Silicon Valley Group, Inc. Prior to joining Silicon Valley Group, Inc., Mr. Dohring was the President of Advantage Production Technology, Inc. from 1991 to 1992, when it was sold to Genus. Mr. Dohring was a member of the Semiconductor Equipment and Materials International Board of Directors from 1977 to 1989.

     All directors hold office until the next annual meeting of the stockholders of the Company or until their successors have been duly elected or qualified. There are no family relationships between any of the directors or executive officers of the Company.

BOARD OF DIRECTORS AND COMMITTEES OF THE BOARD

     In fiscal year 1998, the Board of Directors held eight meetings (including four written consents in lieu of meetings). Each director attended at least 75% of the total number of Board meetings and meetings of Board committees on which the director served during the time he served on the Board or committees.

     The Board of Directors has established an Audit Committee and a Compensation Committee. The Audit Committee, consisting of Messrs. Dohring, Krauss and Mika, reviews the adequacy of internal controls and the results and scope of the audit and other services provided by the Company's independent auditors. The

Audit Committee meets periodically with management and the independent auditors. The Audit Committee held two meetings in fiscal 1998.

     For fiscal 1998, the Compensation Committee was comprised of Messrs. Dohring, Mika and Nazem. As of June 23, 1998, Mr. Krauss has replaced Mr. Nazem as a member of the Compensation Committee. The Compensation Committee held three meetings in fiscal 1998. The functions of the Compensation Committee include establishing salaries, incentives and other forms of compensation for officers and other employees of the Company and administering the incentive compensation and benefit plans of the Company.

DIRECTOR COMPENSATION

     The Company's outside directors currently receive an annual $12,000 retainer for service on the Board of Directors, meeting fees of $1,500 per Board meeting and $1,125 per Committee meeting. Furthermore, directors may be reimbursed for certain expenses in connection with attendance at Board and Committee meetings. In addition, the Company provides the Stock Option Plan for Outside Directors (the "Directors Plan") pursuant to which non-employee directors receive stock options for serving on the Company's Board of Directors.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

     For fiscal 1998, the Compensation Committee was comprised of three directors: Messrs. Dohring, Mika and Nazem. Mr. Nazem is a General Partner of Nazem and Associates III, L.P., a venture capital firm, which is the general partner of Nazem and Company III, L.P. ("Nazem"). Mr. Mika is the Managing Director of IMTEC. Mr. Dohring is the President of SVG Lithography Systems, Inc., a subsidiary of Silicon Valley Group, Inc. For a more detailed description of each of these individuals' background, see "Election of Directors."

                         COMPENSATION COMMITTEE REPORT

     The information set forth below shall not be deemed incorporated by reference by any general statement incorporating by reference this Proxy Statement into any filing under the Securities Act of 1933, as amended (the "Securities Act"), or under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), except to the extent the Company specifically incorporates this information by reference, and shall not otherwise be deemed filed under such Acts.

                                 *  *  *  *  *

     The Compensation Committee of the Board of Directors (the "Committee") has furnished the following report on executive compensation.

OVERALL POLICY

     In formulating the executive compensation program, the Committee's objectives were (1) to attract and retain competent executive talent and motivate executive officers to perform to the full extent of their abilities,
(2) to tie a significant portion of executive compensation to the achievement of specified performance goals for the Company, and (3) to link executive and stockholder interests through equity based plans.

     The key elements of the Company's executive compensation program consist of base salary, cash bonuses and stock options.

BASE SALARY

     Each executive's base salary is reviewed annually, but as a general rule, significant base salary increases are limited to promotions, while lesser adjustments are made as appropriate after taking into account such factors as internal equity and increases in levels of responsibility. All salaries are based on sustained individual performance toward the Company's goals and objectives.

     Pursuant to an employment agreement ("DeOrnellas Agreement") dated December 16, 1997 between the Company and Stephen P. DeOrnellas, the Company's Vice President, Technology and Corporate Development and Chief Technical Officer, Mr. DeOrnellas will receive a base salary of $165,000 and certain other benefits set forth in the DeOrnellas Agreement. The DeOrnellas Agreement shall expire on December 16, 2000.

     On June 11, 1996, the Board of Directors approved a severance arrangement in the event of a change of control of the Company. If an executive officer is terminated as a result of a change of control, the Company shall continue to pay such executive officer's base salary and certain benefits for a period of twelve months.

BONUS PROGRAMS

     In fiscal 1997, the Company's Board of Directors concluded that the Company was not providing competitive compensation packages for a number of its executive and management employees without offering an annual incentive bonus plan. In order to motivate executives and managers in the attainment of the Company's annual goals and to enhance the Company's ability to attract and retain key managerial employees through a competitive compensation package, the Board approved the adoption of an annual performance bonus plan for executives and managers designated by the Chief Executive Officer and approved by the Board of Directors. Each designated position has an annual bonus incentive target expressed as a percentage of that executive's or manager's base salary. The attainment of the target bonus is determined by the degree to which an individual achieves specific annual objectives determined annually and reviewed and approved by the Board of Directors for all executives who report directly to the Chief Executive Officer, and by the degree to which the Company achieves its annual financial plan. No bonuses are to be paid unless the Company realizes a minimum of 5 percent profit before taxes as a percent of revenue. Incentives are prorated if the Company exceeds or falls short of its annual financial plan goals, with the incentive maximums capped at 250% of target bonus amounts.

STOCK OPTIONS

     The Company provides long-term incentive compensation through its equity plan which generally gives the Board of Directors authority to grant stock options as well as other types of awards. Stock options are designed to align the interests of executives and key personnel with those of the stockholders. The Board of Directors believes that significant equity interests in the Company held by the Company's management serve to retain and motivate management.

     The Board of Directors' decision whether to grant options and the number of options are based primarily on the individual executive's responsibility, performance and existing stock ownership. In fiscal 1998, the Board of Directors made awards based on the Board of Directors' assessment of the individual executive's contribution to the Company's success in meeting its financial goals. This assessment was based primarily on the earnings of the Company and the level of the executive's responsibility. The awards also were made based on non-financial performance measures such as individual performance, the recommendations of the Chief Executive Officer of the Company and the success in implementing the Company's long-term strategic plan. It is expected that most awards under the 1998 Equity Plan, subject to stockholder approval, will be stock options which will generally be granted with an exercise price equal to the market price of the Common Stock on the date of grant.

CHIEF EXECUTIVE OFFICER COMPENSATION

     The Compensation Committee is charged with establishing the objectives and compensation of Michael L. Parodi, the Chief Executive Officer of the Company, who is responsible for the strategic and financial performance of the Company. Mr. Parodi became the Chief Executive Officer of the Company in December 1997. The Compensation Committee determines the Company's Chief Executive Officer's compensation package based upon the general factors discussed above and upon an evaluation of compensation paid to chief executive officers at comparable public companies and other companies in the Company's industry.

     Pursuant to a three-year employment agreement, Mr. Parodi will receive a base salary of $250,000 or such higher rate as may from time to time be granted in accordance with the Company's normal review procedures and policies in return for Mr. Parodi's services as the Chief Executive Officer. Mr. Parodi's current salary is $250,000. In addition, Mr. Parodi is eligible to receive a maximum bonus of 50% of his base salary upon the achievement of certain goals established by the Board of Directors at the beginning of each fiscal year. For fiscal 1998, Mr. Parodi is eligible to receive a maximum bonus of $31,250. Pursuant to the employment agreement, Mr. Parodi was granted (i) an option to purchase 260,000 shares of Common Stock, subject to the Company's repurchase rights expiring over a four year period and (ii) an option to purchase 240,000 shares of Common Stock, subject to the Company's right of repurchase expiring in installments of 60,000 when the closing price of Common Stock reaches certain prices for ten or more consecutive trading days. Prior to Mr. Parodi's appointment as the Chief Executive Officer, during the fiscal 1998, Mr. Hery received a base salary of $200,000. In addition, Mr. Hery is eligible to receive a maximum bonus of $60,000 in cash or in Common Stock of the Company, at the option of Mr. Hery. The Board of Directors determines the actual bonus payable based upon the recommendation of the Compensation Committee. Such recommendation by the Compensation Committee is based on the overall performance of the Company against specific strategic and financial goals of the Company which are determined in the beginning of the fiscal year.

     The Compensation Committee and Mr. Parodi believe that currently he is adequately incentivized to enhance profitability and stockholder value through his compensation package and his ownership of options. The Compensation Committee continues to retain the discretion to change the amount and form of compensation payable to Mr. Parodi.

CONCLUSION

     Through the programs described above, a significant portion of the each executive's compensation is now linked directly to the financial performance of the Company. The policy of these programs is to award bonuses based on the success of the Company as well as to provide incentives to executives to enhance the financial performance of the Company and long-term stockholder value.

                                          Edward A. Dohring
                                          Thomas R. Mika
                                          Fred Nazem

                             EXECUTIVE COMPENSATION

     The following table shows, for the fiscal years ended March 31, 1996, 1997 and 1998, the cash compensation paid by the Company and its subsidiaries as well as certain other compensation paid or accrued for those years for services in all capacities to the person serving as the Chief Executive Officer of the Company during fiscal 1998 and the other four most highly compensated executive officers whose total annual salary and bonus exceeded $100,000 in fiscal 1998.

                           SUMMARY COMPENSATION TABLE

                                                                         SECURITIES
                                                                         UNDERLYING
                                            ANNUAL COMPENSATION           OPTIONS        ALL OTHER
                                       -----------------------------     LONG TERM      COMPENSATION
     NAME AND PRINCIPAL POSITION       YEAR    SALARY($)    BONUS($)    COMPENSATION       ($)(3)
     ---------------------------       ----    ---------    --------    ------------    ------------
Robert V. Hery(1)....................  1998     199,992      60,000(2)         --             --
  Chairman of the Board                1997     191,531      45,000        75,100             86
                                       1996     199,992      60,000        75,000            924
Michael L. Parodi(1).................  1998      57,690      40,940(2)    500,000          4,354
  President and Chief Executive        1997          --          --            --             --
  Officer
                                       1996          --          --            --             --
David Curtis.........................  1998     150,010          --        50,000            254
  Vice President, Finance and          1997     150,100      17,325        50,100            254
  Administration, Chief Financial      1996     144,744          --        20,000            579
  Officer, Secretary and Treasurer
Stephen P. DeOrnellas................  1998     165,007          --        50,000            381
  Vice President, Technology and       1997     148,554      16,975        50,100            409
  Corporate Development, Chief         1996     136,490          --        40,000            545
  Technical Officer
James D. McKibben(4).................  1998     159,994      46,719        50,000          6,938
  Vice President, Worldwide Marketing  1997     116,302      26,321        60,100          5,267
  and Sales                            1996          --          --            --             --
Mark L. Siegel(5)....................  1998     165,092          --        50,000          6,227
  Vice President, Customer Support     1997     114,671      27,246        75,100          5,563
  and Operations                       1996          --          --            --             --

---------------
(1) Mr. Parodi joined the Company on December 17, 1997 as the Company's President and Chief Executive Officer, upon the effectiveness of Mr. Hery's resignation from such positions.

(2) Bonus amounts of $60,000 and $31,250 for Messrs. Hery and Parodi, respectively have been accrued by the Company for fiscal 1998. Actual amounts have not been determined by the Compensation Committee of the Board of Directors, but in any event will not exceed the amounts shown here. Mr. Parodi also received a signing bonus of $9,690 in connection with his employment agreement.

(3) For Messrs. Hery, Curtis and DeOrnellas, amounts represent contributions made by the Company under its 401(k) plan. Other compensation in fiscal 1998 for Messrs. Parodi, McKibben and Siegel consists of $4,200, $6,180 and $5,665, respectively, in car allowance paid by the Company and $154, $758 and $562, respectively, in 401(k) plan contributions made by the Company.

(4) Mr. McKibben joined the Company on June 26, 1996.

(5) Mr. Siegel joined the Company on June 3, 1996 and passed away on June 24, 1998.

                       OPTION GRANTS IN 1998 FISCAL YEAR

     The following table sets forth information concerning individual grants of stock options made during fiscal 1998 to each of the individuals identified in the Summary Compensation Table.

                                                 INDIVIDUAL GRANTS                           POTENTIAL REALIZABLE VALUE
                          ----------------------------------------------------------------     AT ASSUMED ANNUAL RATES
                            NUMBER OF         % OF TOTAL                                           OF STOCK PRICE
                           SECURITIES          OPTIONS                                         APPRECIATION FOR OPTION
                           UNDERLYING         GRANTED IN       EXERCISE                                TERM(2)
                             OPTIONS            FISCAL           PRICE                       ---------------------------
          NAME            GRANTED(#)(1)          1998          ($/SHARE)   EXPIRATION DATE      5%($)          10%($)
          ----            -------------   ------------------   ---------   ---------------   ------------   ------------
Robert V. Hery...........         --               --              --               --                --             --
Michael L. Parodi........    500,000            53.06%           4.25         12/16/12         2,292,722      6,751,652
David Curtis.............     50,000             5.31%           8.75          9/23/12           472,031      1,390,046
Stephen P. DeOrnellas....     50,000             5.31%           8.75          9/23/12           472,031      1,390,046
James D. McKibben........     50,000             5.31%           8.75          9/23/12           472,031      1,390,046
Mark L. Siegel...........     50,000             5.31%           8.75          9/23/12           472,031      1,390,046

---------------
(1) Stock acquired pursuant to the exercise of options may be subject to right of repurchase by the Company upon termination of employment or consulting at the original exercise price for up to four years from the date the options were granted, with the Company's right of repurchase partially expiring over that period of time.

(2) The assumed annual rates of appreciation in the table are shown for illustrative purposes only pursuant to applicable requirements. Actual values realized on stock options are dependent on actual future performance of the Company's stock, among other factors. Accordingly, the amounts shown may not necessarily be realized.

                    AGGREGATED OPTION EXERCISES DURING 1998
               FISCAL YEAR AND 1998 FISCAL YEAR-END OPTION VALUES

     The following table sets forth information concerning exercise of stock options during fiscal 1998 by each of the individuals identified in the Summary Compensation Table and the value of options at the end of fiscal 1998.

                                                         NUMBER OF SECURITIES
                               SHARES        VALUE      UNDERLYING UNEXERCISED      VALUE OF UNEXERCISED
                             ACQUIRED ON    REALIZED          OPTIONS AT            IN-THE-MONEY OPTIONS
           NAME              EXERCISE(#)      ($)        1998 YEAR-END(#)(A)      AT 1998 YEAR-END($)(A)(B)
           ----              -----------    --------    ----------------------    -------------------------
Robert V. Hery.............    100,000      373,790            232,384                      776,010
Michael L. Parodi..........         --           --            500,000                    1,406,500
David Curtis...............         --           --            120,100                      117,926
Stephen P. DeOrnellas......     30,000      211,452            222,993                      691,748
James D. McKibben..........         --           --            110,100                       93,861
Mark L. Siegel.............         --           --            125,100                      106,056

---------------
(a) The options are immediately exercisable, but may be subject to the Company's right of repurchase upon termination of employment or consulting at the original exercise price for up to four years from the date of grant.

(b) Potential unrealized value is (i) the fair market value at fiscal 1998 year-end ($7 1/16 per share) less the exercise price of "in-the-money," unexercised options times (ii) the number of shares represented by such options.

                        APPROVAL OF THE 1998 EQUITY PLAN
                                (PROPOSAL NO. 2)

THE 1998 EQUITY PLAN

     On July 16, 1998, the Board of Directors of the Company adopted the 1998 Equity Participation Plan (the "1998 Equity Plan"), subject to approval by the Company's stockholders. The 1998 Equity Plan will replace the Company's Amended and Restated Equity Incentive Plan and the Company's 1990 Stock Option Plan, which will expire in December 1999 and March 2000, respectively. The principal purposes of the 1998 Equity Plan are (1) to provide an incentive for key employees and consultants of the Company to further the growth, development and financial success of the Company by personally benefitting through the ownership of Company stock and/or rights which recognize such growth, development and financial success and (2) to enable the Company to obtain and retain the services of key employee and consultants considered essential in the long-range success of the Company by offering them an opportunity to own stock in the Company and/or rights which will reflect the growth, development and financial success of the Company.

     The principal features of the 1998 Equity Plan are summarized below, but the summary is qualified in its entirety by reference to the 1998 Equity Plan, which is attached hereto as Appendix A to this Proxy Statement.

     Under the 1998 Equity Plan, not more than 600,000 shares of Common Stock (or the equivalent in other equity securities) are authorized for issuance upon exercise of options and stock appreciation rights ("SARs") or upon vesting of restricted stock awards. Furthermore, the maximum number of shares which may be subject to any award granted under the 1998 Equity Plan to any individual in any calendar year cannot exceed 600,000. The shares available under the 1998 Equity Plan upon exercise of options and SARs and for issuance as restricted stock may be either previously authorized but unissued shares or treasury shares, and may be equity securities of the Company other than Common Stock. The 1998 Equity Plan provides for appropriate adjustments in the number and kind of shares subject to the 1998 Equity Plan and to outstanding grants thereunder (including acceleration of vesting in some instances) in the event of a change in control of the Company or a recapitalization such as a stock split or stock dividend. If any portion of an option, SAR or restricted stock award terminates or lapses unexercised, or is canceled upon grant of a new option, SAR or restricted stock award (which may be at a higher or lower exercise price than the option, SAR or restricted stock award so canceled), the shares which were subject to the unexercised portion of such option, SAR or restricted stock award, will continue to be available for issuance under the 1998 Equity Plan.

     The Compensation Committee or another committee or a subcommittee of the Board assuming the functions of the Compensation Committee under the 1998 Equity Plan (the "Committee") will administer the 1998 Equity Plan. The Committee will consist of two or more independent directors appointed by and holding office at the pleasure of the Board, each of whom is both a "non-employee director" for purposes of Rule 16b-3 ("Rule 16b-3") under the Exchange Act and an "outside director" for purposes of Section 162(m) of the Internal Revenue Code of 1986, as amended (the "Code"). Appointment of Committee members shall be effective upon acceptance of appointment. Committee members may resign at any time by delivering written notice to the Board. Vacancies in the Committee may be filled by the Board. The Committee will have the power to interpret the 1998 Equity Plan and to adopt such rules for the administration, interpretation, and application of the 1998 Equity Plan as are consistent therewith, to interpret, amend or revoke any such rules. The Board will have discretion to exercise any and all rights and duties of the Committee under the 1998 Equity Plan except with respect to matters which under Rule 16b-3 or Section 162(m) of the Code, or any regulations or rules issued thereunder, are required to be determined in the sole discretion of the Committee.

     Options, restricted stock awards and SARs under the 1998 Equity Plan may be granted to Committee-selected individuals who are then employees or consultants of the Company.

     The 1998 Equity Plan provides that the Committee may grant or issue stock options, restricted stock and SARs or any combination thereof. The terms and conditions of each award will be set forth in a separate award agreement between the holder of the award and the Company.

     Nonqualified Stock Options ("NQSOs") will provide for the right to purchase Common Stock at a specified price which, except with respect to NQSOs intended to qualify as performance-based compensation under Section 162(m) of the Code, may be less than fair market value on the date of grant (but not less than 85% of fair market value), and usually will become exercisable, in the discretion of the Committee in one or more installments after the grant date, subject to the participant's continued provision of services to the Company and/or subject to the satisfaction of individual or Company performance targets established by the Committee. NQSOs may be granted for any term specified by the Committee.

     Incentive Stock Options ("ISOs") will be designed to comply with the provisions of the Code and will be subject to certain restrictions contained in the Code. Among such restrictions, ISOs must have an exercise price not less than the fair market value of a share of Common Stock on the date of grant, may only be granted to employees, must expire within a specified period of time following the Optionee's termination of employment, and must be exercised within the ten years after the date of grant; but may be subsequently modified to disqualify them from treatment as ISOs. In the case of an ISO granted to an individual who owns (or is deemed to own) at least 10% of the total combined voting power of all classes of stock of the Company, the 1998 Equity Plan provides that the exercise price must be at least 110% of the fair market value of a share of Common Stock on the date of grant and the ISO must expire upon the fifth anniversary of the date of its grant.

     Restricted Stock may be sold to participants at various prices (but not below par value) and made subject to such restrictions as may be determined by the Board or Committee. Restricted stock, typically, may be repurchased by the Company at the original purchase price if the conditions or restrictions are not met. In general, restricted stock may not be sold, or otherwise transferred or hypothecated, until restrictions are removed or expire. Purchasers of restricted stock will have all the rights of a stockholder with respect to such restricted stock, including the right to receive all dividends and other distributions paid or made with respect to the shares prior to the time when the restrictions lapse.

     Stock Appreciation Rights ("SARs") may be granted in connection with stock options, or separately. SARs granted by the Committee in connection with stock options typically will provide for payments to the holder based upon increases in the price of the Company's Common Stock over the exercise price of the related option. SARs granted by the Committee independent of a stock option typically will provide for payments to the holder based upon increases in the price of the Company's Common Stock over the exercise price of such independent SAR. Except as required by Section 162(m) of the Code with respect to an SAR which is intended to qualify as performance-based compensation as described in
Section 162(m) of the Code, there are no restrictions specified in the 1998 Equity Plan on the exercise of SARs or the amount of gain realizable therefrom, although restrictions may be imposed by the Committee in the SAR agreements. The Committee may elect to pay SARs in cash or in Common Stock or in a combination of both.

SECURITIES LAWS AND FEDERAL INCOME TAXES

     The following discussion is a general summary of the material federal income tax consequences to participants in the 1998 Equity Plan. The discussion is based on the Code, regulations thereunder, rulings and decisions now in effect, all of which are subject to change. The summary does not discuss all aspects of federal income taxation that may be relevant to a particular participant in light of such participant's personal investment circumstances. Also, state and local income taxes are not discussed and may vary from locality to locality.

     Securities Laws. The 1998 Equity Plan is intended to conform to the extent necessary with all provisions of the Securities Act and the Exchange Act and any and all regulations and rules promulgated by the Securities and Exchange Commission thereunder, including, without limitation, Rule 16b-3. The 1998 Equity Plan will be administered, and awards will be granted and may be exercised, only in such a manner as to conform to such laws, rules and regulations. To the extent permitted by applicable law, the 1998 Equity Plan and awards granted thereunder shall be deemed amended to the extent necessary to conform to such laws, rules and regulations.

     Nonqualified Stock Options. Participants who hold nonqualified stock options do not recognize income as a result of the grant of such options, but normally recognize compensation taxable at ordinary income rates upon the exercise of such options to the extent that the fair market value of the shares of Common Stock on the date of the exercise of such options exceeds the option exercise price paid. However, in the case of a participant subject to Section 16(b) of the Exchange Act who has held a nonqualified stock option for less than six months and exercises such option, the ordinary income portion generally would be calculated using the fair market value of the shares upon the lapse of the six-month period from the date of grant of such option rather than the fair market value on the date of exercise, unless the participant elects to recognize income immediately upon exercise in accordance with Section 83(b) of the Code. Subject to Section 162(m) of the Code, discussed below, the Company will be entitled to a tax deduction in an amount equal to the amount that the participant is required to include in ordinary income at the time of such inclusion, and will be required to withhold taxes on such ordinary income. The participant's initial tax basis for shares of Common Stock acquired upon the exercise of a nonqualified stock option will be the option exercise price paid plus the amount of ordinary income recognized by the participant.

     Incentive Stock Options. Participants who hold incentive stock options will not be considered to have received taxable income upon either the grant of an incentive stock option or its exercise. Upon the sale or other taxable disposition of shares of Common Stock, long-term capital gain will normally be recognized in the full amount of the difference between the amount realized and the option exercise price if no disposition of shares has taken place within either (a) two years from the date of grant of the incentive stock option or (b) one year from the date of transfer of such shares of Common Stock to the participant upon exercise (whether or not such participant is subject to Section 16(b) of the Exchange Act). If shares of Common Stock acquired upon the exercise of an incentive stock option are sold or otherwise disposed of before the end of the one-year or two-year periods referenced above, the difference between the option exercise price and the fair market value of the shares of Common Stock on the date of the option's exercise will be taxed as ordinary income; the balance of the gain, if any, will be taxed as capital gain. If shares of Common Stock acquired upon the exercise of an incentive stock option are disposed of before the expiration of the one-year or two-year periods referenced above and the amount realized is less than the fair market value of the shares at the date of exercise, the participant's ordinary income is limited to the excess, if any, of the amount realized less the option exercise price paid. Subject to Section 162(m) of the Code, discussed below, the Company will be entitled to a tax deduction in regard to an incentive stock option only to the extent the participant has ordinary income upon sale or other disposition of the shares of Common Stock.

     Restricted Stock. A participant to whom restricted stock is issued will not have taxable income upon issuance and the Company will not then be entitled to a deduction, unless an election is made under Section 83(b) of the Code. However, when restrictions on shares of restricted stock lapse, such that the shares are no longer subject to repurchase by the Company, the participant will realize ordinary income and the Company will be entitled to a deduction in an amount equal to the fair market value of the shares at the date such restrictions lapse, less the purchase price therefor. If an election is made under Section 83(b), the participant will realize ordinary income at the date of issuance equal to the difference between the fair market value of the shares at that date less the purchase price therefor and, subject to Section 162(m) of the Code discussed below, the Company will be entitled to a deduction in the same amount.

     Stock Appreciation Rights. Participants who hold stock appreciation rights do not recognize income as a result of a grant of a stock appreciation right, but normally recognize compensation taxable at ordinary income rates upon exercise of the stock appreciation right equal to the amount of cash and/or the then fair market value of any shares of Common Stock received. However, in the case of a participant subject to Section 16(b) of the Exchange Act who has held a stock appreciation right for less than six months and receives Common Stock in settlement of such stock appreciation right, the ordinary income portion generally would be calculated using the fair market value of the Common Stock upon the lapse of the six-month period from the date of grant of such right rather than the fair market value on the date of exercise, unless the participant elects to recognize income immediately upon exercise in accordance with Section 83(b) of the Code. Subject to Section 162(m) of the Code, discussed below, the Company will be entitled to a tax deduction in an amount equal to the amount that the participant is required to include in ordinary income at the time of such inclusion, and will be required to withhold taxes on such ordinary income.

     Section 162(m) Limitation. In general, under Section 162(m) of the Code, income tax deductions of publicly-held corporations may be limited to the extent total compensation (including base salary, annual bonus, stock option exercises, transfers of property and benefits paid under non-qualified plans) for certain executive officers exceeds $1 million (less the amount of any "excess parachute payments" as defined in Section 280G of the Code) in any one year. However, under Section 162(m), the deduction limit does not apply to certain "performance-based compensation."

     Under Section 162(m), stock options and SARs will satisfy the "performance-based compensation" exception if the award of the options or SARs are made by a Board of Directors committee consisting solely of 2 or more "outside directors," the plan sets the maximum number of shares that can be granted to any person within a specified period and the compensation is based solely on an increase in the stock price after the grant date (i.e. the option or SAR exercise price is equal to or greater than the fair market value of the stock subject to the award on the grant date). Other types of awards such as restricted stock may only qualify as "performance-based compensation" if such awards are only granted or payable to the recipients based upon the attainment of objectively determinable and pre-established performance goals which are established by a qualifying committee and which relate to performance targets which are approved by the corporation's shareholders.

     The 1998 Equity Plan has been designed to permit the Committee to grant stock options, restricted stock and SARs which will qualify as "performance-based compensation." In addition, in order to permit awards other than stock options and SARs to qualify as "performance-based compensation, the 1998 Equity Plan provides that the Committee may designate as "Section 162(m) Participants" certain employees whose compensation for a given fiscal year may be subject to the limit on deductible compensation imposed by Section 162(m) of the Code. The Committee may grant awards to Section 162(m) Participants that vest or become exercisable upon the attainment of performance targets established by the Committee.

     THE BOARD UNANIMOUSLY RECOMMENDS THAT THE STOCKHOLDERS VOTE FOR THE 1998 EQUITY PLAN.

                APPROVAL OF THE AMENDMENT TO THE DIRECTORS PLAN
                                (PROPOSAL NO. 3)

THE DIRECTORS PLAN

     On July 16, 1998, the Board of Directors of the Company, subject to stockholder approval, unanimously adopted the Amendment to the Directors Plan. The Amendment permits the grant of an option to purchase 20,000 shares of Common Stock upon an outside director's election or appointment to the Board of Directors, and on each second anniversary thereafter an option to purchase an additional 20,000 shares of Common Stock (collectively, the "Directors Option"), provided that such outside director continues to serve as an outside director as of such date. The Director's Option shall vest in equal installments on each of the first and second anniversaries of the date of such option's grant; provided, however, that, at the discretion of the Board of Directors, the vesting may be accelerated when the fair market value of the Company's Common Stock equals a certain price, which price shall be established by the Board of Directors on the date of grant of such option. Subject to stockholder approval of the Amendment to the Directors Plan, the existing outside directors who are nominees for election as directors in this Annual Meeting have been granted the applicable Director's Option.

     Currently, the Director's Plan provides for the grant of an option to purchase 30,000 shares of Common Stock (the "Initial Option") on the date of his election or appointment to the Board of Directors. The Initial Option will become exercisable in equal annual installments on each of the first, second, third and fourth anniversaries of the date of the Initial Option's grant. Upon full vesting of an outside director's Initial Option, such outside director is granted on the date of such vesting (so long as he is an outside director on such date) an option to purchase an additional 20,000 shares of Common Stock, where such option becomes exercisable in equal annual installments on each of the first, second, third and fourth anniversaries of the date of such option's grant. All options granted prior to the effective date of the Amendment to the Directors Plan shall continue to be subject to the current provisions of the Directors Plan.

     The Board of Directors believes that the Directors Plan, as amended, is desirable: (1) to further the growth, development and financial success of the Company by providing additional incentives to its outside directors who share in the responsibility for the management of the Company's business by assisting them to become owners of Common Stock and thus to benefit directly from its growth, development and financial success and (2) to enable the Company to obtain and retain the services of the type of outside directors considered essential to the long-range success of the Company by providing and offering them an opportunity to become owners of Common Stock.

     Time commitments for service as a director of public companies have increased in recent years. These increasing demands on directors' time have greatly increased the competition for potential directors who possess the talents, skills, judgment, personal attributes and other characteristics of an outstanding director. This competition is especially keen with respect to persons who are not officers or employees of the corporation they are asked to serve as directors. The Board of Directors adopted the Amendment to the Directors Plan to enhance the Company's ability to attract and retain well qualified individuals to serve as directors of the Company.

     Through June 30, 1998, 300,000 shares of Common Stock were reserved for issuance upon exercise of options under the Directors Plan as presently in effect. As of June 30, 1998, 180,000 shares remain issuable under the Directors Plan, and 120,000 shares were subject to outstanding options.

     The principal features of the Directors Plan, as amended, are summarized below, but the summary is qualified in its entirety by reference to the Directors Plan, as amended, which is attached hereto as Appendix B to this Proxy Statement.

     The Directors Plan is administered by the Board. The Board has the power to interpret the Directors Plan and the options issued thereunder and to adopt such rules for the administration, interpretation and application of the Directors Plan as are consistent therewith and to interpret, amend or revoke any such rules.

     Options will be granted to any member of the Board of the Directors (an "Outside Director") who is not an employee of the Company or its subsidiaries as defined under Section 3401(c) of the Code and who is not legally or contractually prohibited from receiving and holding personally an option.

     A maximum of 300,000 shares of Common Stock may be issued upon exercise of options granted under the Directors Plan. The Directors Plan provides for the issuance of equity interests in the Company in the form of stock options that do not qualify as "incentive stock options," as defined under the Code.

     An Outside Director shall be granted an option to purchase 20,000 shares of Common Stock upon an outside director's election or appointment to the Board of Directors (including those outside directors who are nominees for election as directors in this Annual Meeting) and on each second anniversary thereafter an option to purchase an additional 20,000 shares of Common Stock (collectively, the "Directors Option"), provided that such outside director continues to serve as an outside director as of such date. The Director's Option shall vest in equal installments on each of the first and second anniversaries of the date of such option's grant; provided, however, that, at the discretion of the Board of Directors, the vesting may be accelerated when the fair market value of the Company's Common Stock equals a certain price, which price shall be established by the Board of Directors on the date of grant of such option.

     Notwithstanding the foregoing, an Outside Director may not exercise an otherwise exercisable option unless such Outside Director attended at least 75% of the meetings of the Board during the twelve month period (the "Attendance Period") preceding the date of exercise of such option; provided, however, that installments of such option which become exercisable prior to the commencement of the Attendance Period will remain exercisable by the Outside Director. The price of the shares subject to each option will be the fair market value of such shares on the date such option is granted.

     No option granted under the Directors Plan may be exercised by anyone after the first to occur of the following events: (a) the expiration of ten years from the date an option was granted; (b) the expiration of six months from the date of the optionee's termination of directorship for any reason other than such optionee's death unless the optionee dies within said six-month period; or (c) the expiration of one year from the date of the optionee's death. An option granted under the Directors Plan will become exercisable as to all shares covered thereby upon certain corporate transactions or a change of control, as more specifically provided in the Directors Plan.

SECURITIES LAWS AND FEDERAL INCOME TAXES

     The following discussion is a general summary of the material federal income tax consequences to participants in the Directors Plan. The discussion is based on the Code, regulations thereunder, rulings and decisions now in effect, all of which are subject to change. The summary does not discuss all aspects of federal income taxation that may be relevant to a particular participant in light of such participant's personal investment circumstances. Also, state and local income taxes are not discussed and may vary from locality to locality.

     Securities Laws. The Directors Plan is intended to conform to the extent necessary with all provisions of the Securities Act and the Exchange Act and any and all regulations and rules promulgated by the Securities and Exchange Commission thereunder, including, without limitation, Rule 16b-3. The Directors Plan will be administered, and options will be granted and may be exercised, only in such a manner as to conform to such laws, rules and regulations. To the extent permitted by applicable law, the Directors Plan and options granted thereunder shall be deemed amended to the extent necessary to conform to such laws, rules and regulations.

     Nonqualified Stock Options. Participants who hold nonqualified stock options do not recognize income as a result of the grant of such options, but normally recognize compensation taxable at ordinary income rates upon the exercise of such options to the extent that the fair market value of the shares of Common Stock on the date of the exercise of such options exceeds the option exercise price paid. However, in the case of a participant subject to Section 16(b) of the Exchange Act, including, the members of the Board of Directors of the Company, who has held a nonqualified stock option for less than six months and exercises such option, the ordinary income portion generally would be calculated using the fair market value of the shares upon the lapse of the six-month period from the date of grant of such option rather than the fair market value on the date of exercise, unless the participant elects to recognize income immediately upon exercise in accordance with Section 83(b) of the Code. The Company will be entitled to a tax deduction in an amount equal to the amount that the participant is required to include in ordinary income at the time of such inclusion, and will be required to withhold taxes on such ordinary income. The participant's initial tax basis for shares of Common Stock acquired upon the exercise of a nonqualified stock option will be the option exercise price paid plus the amount of ordinary income recognized by the participant.

NEW PLAN BENEFITS TABLE

     The following table shows the determinable benefits that will be received by each of the designated persons or groups under the Directors Plan if the Amendment to the Directors Plan set forth in this Proxy Statement is approved by the Company's stockholders.

                               NEW PLAN BENEFITS

                               THE DIRECTORS PLAN

                                                          DOLLAR        NUMBER
                  NAME AND POSITION                    VALUE ($)(1)    OF SHARES
                  -----------------                    ------------    ---------
Non-Executive Director Group.........................      0            80,000

---------------
(1) Based on the fair market value of the Company's Common Stock of $3.75 on July 28, 1998 and $3.875, the fair market value of the Company's Common Stock on July 16, 1998 (the date of the grant of the option).

     THE BOARD UNANIMOUSLY RECOMMENDS THAT THE STOCKHOLDERS VOTE FOR THE AMENDMENT TO THE DIRECTORS PLAN.

                             PRINCIPAL STOCKHOLDERS

     The following table sets forth information as of June 30, 1998 with respect to shares of the Company's Common Stock which are held by persons known to the Company to be beneficial owners of more than 5% of such stock based upon information received from such persons. For purposes of this schedule, beneficial ownership of securities is defined in accordance with the rules of the Securities and Exchange Commission and means generally the power to vote or dispose of securities, regardless of any economic interest therein.

                                                          COMMON STOCK BENEFICIALLY OWNED
                                                         ----------------------------------
                                                         AMOUNT AND NATURE OF    PERCENT OF
         NAME AND ADDRESS OF BENEFICIAL OWNER            BENEFICIAL OWNERSHIP      CLASS
         ------------------------------------            --------------------    ----------
Nazem and Company, L.P. III(1).........................       3,291,399            31.1%
  645 Madison Avenue
  New York, New York 10022
    Fred Nazem(2)
    Jeffrey Krauss(2)
Benefit Capital Management Corporation(3)..............       1,745,813            16.5%
  39 Old Ridgebury Road
  Danbury, Connecticut 06817

---------------
(1) The general partner of Nazem and Company, L.P. III is Nazem and Associates III, L.P.

(2) For information regarding Messrs. Nazem and Krauss, see "Ownership of Stock by Management."

(3) Benefit Capital Management Corporation, as investment manager for an account held by The Prudential Insurance Company of America ("Prudential") Separate Account No. VCA-GA-5298 on behalf of the Union Carbide Retirement Plan (the "Plan"), has voting power as to the shares of Common Stock held by it. Benefit Capital is a wholly-owned subsidiary of Union Carbide Corporation, a New York corporation ("UCC"). The Plan was established by UCC to provide retirement benefits for employees of UCC and its participating subsidiaries. In connection with the purchase of certain annuities by the Plan, Prudential has established a separate insurance account with respect to the Plan. Prudential disclaims beneficial ownership of the shares of Common Stock held by Benefit Capital on behalf of the Plan. Excludes 1,028,891 shares held of record by Nazem which are attributable to Benefit Capital's limited partnership interest in Nazem; Benefit Capital disclaims beneficial interest of such shares as it has no voting or dispositive power over any of such shares.

                        OWNERSHIP OF STOCK BY MANAGEMENT

     The following table sets forth information with respect to the beneficial ownership of shares of Common Stock by the Company's directors, the individuals named in the Summary Compensation Table, and all directors and executive officers as a group as of June 30, 1998. An asterisk denotes beneficial ownership of less than 1%.

                                                                                       SHARES      PERCENT
                                                                                    BENEFICIALLY      OF
      NAME OF BENEFICIAL OWNER                          POSITION                      OWNED(1)     CLASS(1)
      ------------------------                          --------                    ------------   --------
Fred Nazem(2)........................  Director                                      3,334,733       31.5%
Jeffrey M. Krauss(3).................  Director                                      3,300,399       31.2
Thomas R. Mika(4)....................  Director                                         45,434          *
Edward A. Dohring(5).................  Director                                          7,500          *
Robert V. Hery(6)....................  Chairman of the Board and Director              307,384        2.8
Michael L. Parodi(7).................  President, Chief Executive Officer and
                                       Director                                        500,000        4.5
David Curtis(8)......................  Vice President, Finance and Administration,
                                       Chief Financial Officer, Secretary and
                                       Treasurer                                       187,474        1.8
Stephen P. DeOrnellas(9).............  Vice President, Technology & New Business
                                       Development, Chief Technical Officer            230,127        2.1
James D. McKibben(10)................  Vice President, Worldwide Marketing & Sales     111,249        1.0
Mark L. Siegel(11)...................  Vice President, Customer Support and
                                       Operations                                       36,284          *
Directors and Executive Officers as a
  group (12 persons)(12).............                                                4,887,151       40.8%

---------------
 (1) Applicable percentage of ownership is based on 10,567,538 shares of Common Stock outstanding as of June 30, 1998. The number of shares of Common Stock beneficially owned and calculation of percent ownership of each person or group of persons named above, in each case, takes into account those shares underlying stock options that are currently exercisable, but which may or may not be subject to repurchase rights of the Company held by such person or persons but not for any other person.

 (2) Includes 3,291,399 shares held by Nazem. Mr. Nazem is a general partner of Nazem and Associates III, L.P., the general partner of Nazem. Mr. Nazem disclaims beneficial ownership of shares held by Nazem, except to the extent of his ownership interest in Nazem. Includes options to purchase 23,334 shares of Common Stock which are exercisable within 60 days and excludes options to purchase 6,666 shares which are not so exercisable.

 (3) Includes 3,291,399 shares held by Nazem. Mr. Krauss is a general partner of Nazem and Associates III, L.P., the general partner of Nazem. Mr. Krauss disclaims beneficial ownership of shares held by Nazem, except to the extent of his ownership interest in Nazem. Includes options to purchase 7,500 shares of Common Stock which are exercisable within 60 days and excludes options to purchase 22,500 shares which are not so exercisable.

 (4) Includes options to purchase 23,334 shares of Common Stock which are exercisable within 60 days and excludes options to purchase 6,666 shares which are not so exercisable.

 (5) Includes options to purchase 7,500 shares of Common Stock which are exercisable within 60 days and excludes options to purchase 22,500 shares which are not so exercisable.

 (6) Includes 232,384 shares issuable pursuant to stock options which are currently exercisable, 112,499 of which were subject to repurchase rights as of June 30, 1998.

 (7) Includes options to purchase 500,000 shares of Common Stock which are currently exercisable, all of which were subject to repurchase rights as of June 30, 1998.

 (8) Includes 120,100 shares issuable pursuant to stock options which are currently exercisable, 98,750 of which were subject to repurchase rights as of June 30, 1998.

 (9) Includes 222,995 shares issuable pursuant to stock options which are currently exercisable, 110,000 of which were subject to repurchase rights as of June 30, 1998.

(10) Includes 110,100 shares issuable pursuant to stock options which are currently exercisable, 80,000 of which were subject to repurchase rights as of June 30, 1998.

(11) Includes 33,850 shares issuable pursuant to stock options which are currently exercisable, none of which were subject to repurchase rights as of June 30, 1998.

(12) Includes 1,396,397 shares issuable pursuant to stock options which are currently exercisable, 983,437 of which were subject to repurchase rights as of June 30, 1998. Excludes options to purchase 58,332 shares of Common Stock which are not exercisable within 60 days.

                               PERFORMANCE GRAPH

     The information set forth below shall not be deemed incorporated by reference by any general statement incorporating by reference this Proxy Statement into any filing under the Securities Act or under the Exchange Act, except to the extent the Company specifically incorporates this information by reference, and shall not otherwise be deemed filed under such Acts.

                 COMPARISON OF CUMULATIVE TOTAL RETURN(1)(2)(3)
           AMONG TEGAL CORPORATION, THE NASDAQ STOCK MARKET-US INDEX
                                AND A PEER GROUP


                  TEGAL CORPORATION       PEER GROUP       NASDAQ STOCK MARKET (U.S.)
10/19/95                100.00              100.00                  100.00
    3/96                 61.00               65.00                  105.00
    3/97                 44.00               85.00                  117.00
    3/98                 55.00              113.00                  178.00

---------------
(1) The graph covers the period from October 19, 1995, the date the Company's initial public offering commenced trading through the fiscal year ended March 31, 1998.

(2) The graph assumes that $100 was invested on October 19, 1995 in the Company's Common Stock, the Nasdaq Stock Market -- U.S. Index and a peer group, and that all dividends were reinvested. No cash dividends have been declared on the Company's Common Stock.

(3) The peer group chosen by the Company consists of the following corporations:
    Applied Materials Inc., Gasonics International Corp., Genus Inc., KLA-Tencor Corp., Lam Research Corp., Mattson Technology Inc., Novellus Systems Inc., Submicron Systems Corp. and Trikon Technologies Inc.

            SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Section 16(a) of the Exchange Act, requires the Company's officers and directors, and persons who own more than ten percent of a registered class of the Company's equity securities, to file reports of ownership and changes in ownership (Forms 3, 4 and 5) with the Securities and Exchange Commission. Officers, directors and greater-than-ten-percent holders are required to furnish the Company with copies of all such forms which they file.

     To the Company's knowledge, based solely on the Company's review of such reports or written representations from certain reporting persons, the Company believes that all of the filing requirements applicable to its officers, directors, greater-than-ten-percent beneficial owners and other persons subject to Section 16 of the Exchange Act during fiscal 1998 were complied with, except for the one late filing by each of George B. Landreth, Vice President, Product Development and Michael L. Parodi, President and Chief

Executive Officer, on Form 3 in connection with Mr. Landreth's promotion to Vice President and Mr. Parodi's assumption of the offices of the President and Chief Executive Offer of the Company.

                              CERTAIN TRANSACTIONS

     It is the Company's policy that all transactions by the Company with officers, directors, 5% stockholders and their affiliates will in the future be entered into only if such transactions are approved by a majority of the disinterested independent directors, are on terms no less favorable to the Company than could be obtained from unaffiliated parties, and are reasonably expected to benefit the Company. For further information regarding certain additional transactions with directors, see "Director Compensation."

                     RELATIONSHIP WITH INDEPENDENT AUDITORS

     PricewaterhouseCoopers LLP, formerly Price Waterhouse LLP, ("PricewaterhouseCoopers") audited the Company's financial statements for the fiscal year ended March 31, 1998. In connection with its audit of the Company's consolidated financial statements for the fiscal year ended March 1998, PricewaterhouseCoopers reviewed the Company's Annual Report to Stockholders, its filing with the Securities and Exchange Commission and its unaudited quarterly financial information. Representatives of PricewaterhouseCoopers are expected to be present at the meeting and will be given the opportunity to make a statement if they desire to do so. It is expected that they will be available to respond to appropriate questions from the stockholders at the meeting.

                DEADLINE FOR SUBMISSION OF STOCKHOLDER PROPOSALS
                          FOR THE 1999 ANNUAL MEETING

     New Securities and Exchange Commission rules regarding shareholder proposals became effective on June 29, 1998. Pursuant to these new rules, if the Company has not received notice prior to June 21, 1999 of any matter a shareholder intends to propose for a vote at the 1999 annual meeting of shareholders, then a proxy solicited by the Board of Directors may be voted on such matter in the discretion of the proxy holder, without discussion of the matter in the proxy statement soliciting such proxy and without such matter as a separate item on the proxy card.

     The proxy rules adopted by the Securities and Exchange Commission provide that certain stockholder proposals must be included in the proxy statement for the Company's annual meetings of stockholders. A proposal to be presented at the 1999 annual meeting must be received at the Company's principal executive offices no later than April 7, 1999 in order to be considered for inclusion in the proxy materials to be disseminated by the Board of Directors for such annual meeting. To be eligible for inclusion in such proxy materials, such proposals must conform to the requirements set forth in Regulation 14A under the Exchange Act as well as in the Company's Bylaws.

                                 OTHER MATTERS

     The Company is not aware of any matters that may come before the meeting other than those referred to in the Notice of Annual Meeting of Stockholders. If any other matter shall properly come before the Annual Meeting, however, the persons named in the accompanying proxy intend to vote all proxies in accordance with their best judgment.

     The Company's 1998 Annual Report for the fiscal year ended March 31, 1998 has been mailed with this Proxy Statement.

                                          By Order of the Board of Directors

                                          TEGAL CORPORATION

                                          /S/ David Curtis

                                          DAVID CURTIS
                                          Secretary

Petaluma, California
August 5, 1998

     STOCKHOLDERS OF RECORD ON JULY 29, 1998 MAY OBTAIN COPIES OF THE COMPANY'S ANNUAL REPORT ON FORM 10-K (EXCLUDING EXHIBITS) FILED WITH THE SECURITIES AND EXCHANGE COMMISSION BY WRITING TO INVESTOR RELATIONS, TEGAL CORPORATION, 2201 SOUTH MCDOWELL BOULEVARD, P.O. BOX 6020, PETALUMA, CALIFORNIA 94955-6020.

                                                                      APPENDIX A

                       THE 1998 EQUITY PARTICIPATION PLAN
                                       OF
                               TEGAL CORPORATION

     Tegal Corporation, a Delaware corporation, has adopted The 1998 Equity Participation Plan of Tegal Corporation (the "Plan"), effective July 16, 1998, for the benefit of its eligible employees and consultants.

     The purposes of the Plan are as follows:

          (1) To provide an additional incentive for key Employees and Consultants (as such terms are defined below) to further the growth, development and financial success of the Company by personally benefiting through the ownership of Company stock and/or rights which recognize such growth, development and financial success.

          (2) To enable the Company to obtain and retain the services of key Employees and Consultants considered essential to the long range success of the Company by offering them an opportunity to own stock in the Company and/or rights which will reflect the growth, development and financial success of the Company.

                                   ARTICLE I.

                                  DEFINITIONS

     1.1. General. Wherever the following terms are used in the Plan, they shall have the meanings specified below, unless the context clearly indicates otherwise.

     1.2. Administrator. "Administrator" shall mean the entity that conducts the general administration of the Plan as provided herein. With reference to the administration of the Plan with respect to any Award granted under the Plan, the term "Administrator" shall refer to the Committee unless the Board has assumed the authority for administration of the Plan generally as provided in Section 9.1.

     1.3. Award. "Award" shall mean an Option, a Restricted Stock award or a Stock Appreciation Right which may be awarded or granted under the Plan (collectively, "Awards").

     1.4. Award Agreement. "Award Agreement" shall mean a written agreement executed by an authorized officer of the Company and the Holder which shall contain such terms and conditions with respect to an Award as the Administrator shall determine, consistent with the Plan.

     1.5. Award Limit. "Award Limit" shall mean 600,000 shares of Common Stock, as adjusted pursuant to Section 10.3 of the Plan.

     1.6.  Board. "Board" shall mean the Board of Directors of the Company.

     1.7. Change in Control. "Change in Control" shall mean a change in ownership or control of the Company effected through any of the following transactions:

          (i) any person or related group of persons (other than the Company or a person that, prior to such transaction, directly or indirectly controls, is controlled by, or is under common control with, the Company) directly or indirectly acquires beneficial ownership (within the meaning of Rule 13d-3 under the Exchange Act) of securities of the Company (or a successor of the Company) possessing more than twenty-five percent (25%) of the total combined voting power of the then outstanding securities of the Company or such successor; or

          (ii) at any time that the Company has registered shares under the Exchange Act, at least 40% of the directors of the Company constitute persons who were not at the time of their first election to the Board, candidates proposed by a majority of the Board in office prior to the time of such first election; or

          (iii) (w) the dissolution of the Company or liquidation of more than 75% in value of the Company or a sale of assets involving 75% or more in value of the assets of the Company, (x) any merger or reorganization of the Company whether or not another entity is the survivor, (y) a transaction pursuant to which the holders, as a group, of all of the shares of the Company outstanding prior to the transaction hold, as a group, less than 50% of the combined voting power of the Company or any successor company outstanding after the transaction, or (z) any other event which the Board determines, in its discretion, would materially alter the structure of the Company or its ownership.

     1.8. Code. "Code" shall mean the Internal Revenue Code of 1986, as amended.

     1.9. Committee. "Committee" shall mean the Compensation Committee of the Board, or another committee or subcommittee of the Board, appointed as provided in Section 9.1.

     1.10. Common Stock. "Common Stock" shall mean the common stock of the Company, par value $.01 per share, and any equity security of the Company issued or authorized to be issued in the future, but excluding any preferred stock and any warrants, options or other rights to purchase Common Stock.

     1.11. Company. "Company" shall mean Tegal Corporation, a Delaware corporation.

     1.12.  Consultant. "Consultant" shall mean any consultant or adviser if:

          (a) the consultant or adviser renders bona fide services to the Company;

          (b) the services rendered by the consultant or adviser are not in connection with the offer or sale of securities in a capital-raising transaction and do not directly or indirectly promote or maintain a market for the Company's securities; and

          (c) the consultant or adviser is a natural person who has contracted directly with the Company to render such services.

     1.13.  Director. "Director" shall mean a member of the Board.

     1.14. DRO. "DRO" shall mean a domestic relations order as defined by the Code or Title I of the Employee Retirement Income Security Act of 1974, as amended, or the rules thereunder.

     1.15. Employee. "Employee" shall mean any officer or other employee (as defined in accordance with Section 3401(c) of the Code) of the Company, or of any corporation which is a Subsidiary.

     1.16. Exchange Act. "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended.

     1.17. Fair Market Value. "Fair Market Value" of a share of Common Stock as of a given date shall be (a) the closing price of a share of Common Stock on the principal exchange on which shares of Common Stock are then trading, if any (or as reported on any composite index which includes such principal exchange), on the trading day previous to such date, or if shares were not traded on the trading day previous to such date, then on the next preceding date on which a trade occurred, or (b) if Common Stock is not traded on an exchange but is quoted on NASDAQ or a successor quotation system, the mean between the closing representative bid and asked prices for the Common Stock on the trading day previous to such date as reported by NASDAQ or such successor quotation system; or (c) if Common Stock is not publicly traded on an exchange and not quoted on NASDAQ or a successor quotation system, the Fair Market Value of a share of Common Stock as established by the Administrator acting in good faith.

     1.18. Holder. "Holder" shall mean a person who has been granted or awarded an Award.

     1.19. Incentive Stock Option. "Incentive Stock Option" shall mean an option which conforms to the applicable provisions of Section 422 of the Code and which is designated as an Incentive Stock Option by the Administrator.

     1.20. Independent Director. "Independent Director" shall mean a member of the Board who is not an Employee of the Company.

     1.21. Non-Qualified Stock Option. "Non-Qualified Stock Option" shall mean an Option which is not designated as an Incentive Stock Option by the Administrator.

     1.22. Option. "Option" shall mean a stock option granted under Article IV of the Plan. An Option granted under the Plan shall, as determined by the Administrator, be either a Non-Qualified Stock Option or an Incentive Stock Option; provided, however, that Options granted to Consultants shall be Non-Qualified Stock Options.

     1.23. Performance Criteria. "Performance Criteria" shall mean the following business criteria with respect to the Company, any Subsidiary or any division or operating unit: (a) net income, (b) pre-tax income, (c) operating income, (d) cash flow, (e) earnings per share, (f) return on equity, (g) return on invested capital or assets, (h) cost reductions or savings, (i) funds from operations, (j) appreciation in the fair market value of Common Stock and (k) earnings before any one or more of the following items: interest, taxes, depreciation or amortization.

     1.24. Plan. "Plan" shall mean The 1998 Equity Participation Plan of Tegal Corporation.

     1.25. Restricted Stock. "Restricted Stock" shall mean Common Stock awarded under Article VII of the Plan.

     1.26. Rule 16b-3. "Rule 16b-3" shall mean that certain Rule 16b-3 under the Exchange Act, as such Rule may be amended from time to time.

     1.27. Section 162(m) Participant. "Section 162(m) Participant" shall mean any key Employee designated by the Administrator as a key Employee whose compensation for the fiscal year in which the key Employee is so designated or a future fiscal year may be subject to the limit on deductible compensation imposed by Section 162(m) of the Code.

     1.28. Securities Act. "Securities Act" shall mean the Securities Act of 1933, as amended.

     1.29. Stock Appreciation Right. "Stock Appreciation Right" shall mean a stock appreciation right granted under Article VIII of the Plan.

     1.30. Subsidiary. "Subsidiary" shall mean any corporation in an unbroken chain of corporations beginning with the Company if each of the corporations other than the last corporation in the unbroken chain then owns stock possessing fifty percent (50%) or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

     1.31. Substitute Award. "Substitute Award" shall mean an Option granted under this Plan upon the assumption of, or in substitution for, outstanding equity awards previously granted by a company or other entity in connection with a corporate transaction, such as a merger, combination, consolidation or acquisition of property or stock.

     1.32. Termination of Consultancy. "Termination of Consultancy" shall mean the time when the engagement of a Holder as a Consultant to the Company or a Subsidiary is terminated for any reason, with or without cause, including, but not by way of limitation, by resignation, discharge, death or retirement; but excluding terminations where there is a simultaneous commencement of employment with the Company or any Subsidiary. The Administrator, in its absolute discretion, shall determine the effect of all matters and questions relating to Termination of Consultancy, including, but not by way of limitation, the question of whether a Termination of Consultancy resulted from a discharge for good cause, and all questions of whether a particular leave of absence constitutes a Termination of Consultancy. Notwithstanding any other provision of the Plan, the Company or any Subsidiary has an absolute and unrestricted right to terminate a Consultant's service at any time for any reason whatsoever, with or without cause, except to the extent expressly provided otherwise in writing.

     1.33. Termination of Employment. "Termination of Employment" shall mean the time when the employee-employer relationship between a Holder and the Company or any Subsidiary is terminated for any reason, with or without cause, including, but not by way of limitation, a termination by resignation, discharge, death, disability or retirement; but excluding (a) terminations where there is a simultaneous reemployment or continuing employment of a Holder by the Company or any Subsidiary, (b) at the discretion of the Administrator, terminations which result in a temporary severance of the employee-employer relationship, and (c) at the discretion of the Administrator, terminations which are followed by the simultaneous establishment of a consulting relationship by the Company or a Subsidiary with the former employee. The Administrator, in its absolute discretion, shall determine the effect of all matters and questions relating to Termination of Employment, including, but not by way of limitation, the question of whether a Termination of Employment resulted from a discharge for good cause, and all questions of whether a particular leave of absence constitutes a Termination of Employment; provided, however, that, with respect to Incentive Stock Options, unless otherwise determined by the Administrator in its discretion, a leave of absence, change in status from an employee to an independent contractor or other change in the employee-employer relationship shall constitute a Termination of Employment if, and to the extent that, such leave of absence, change in status or other change interrupts employment for the purposes of Section 422(a)(2) of the Code and the then applicable regulations and revenue rulings under said Section. Notwithstanding any other provision of the Plan, the Company or any Subsidiary has an absolute and unrestricted right to terminate an Employee's service at any time for any reason whatsoever, with or without cause, except to the extent expressly provided otherwise in writing.

                                  ARTICLE II.

                             SHARES SUBJECT TO PLAN

     2.1.  Shares Subject to Plan.

     (a) The shares of stock subject to Awards shall be Common Stock, initially shares of the Company's Common Stock, par value $.01 per share. The aggregate number of such shares which may be issued upon exercise of such Options or rights or upon any such awards under the Plan shall not exceed 600,000. The shares of Common Stock issuable upon exercise of such Options or rights or upon any such awards may be either previously authorized but unissued shares or treasury shares.

     (b) The maximum number of shares which may be subject to Awards, granted under the Plan to any individual in any fiscal year shall not exceed the Award Limit. To the extent required by Section 162(m) of the Code, shares subject to Options which are canceled continue to be counted against the Award Limit.

     2.2. Add-back of Options and Other Rights. If any Option, or other right to acquire shares of Common Stock under any other Award under the Plan, expires or is canceled without having been fully exercised, or is exercised in whole or in part for cash as permitted by the Plan, the number of shares subject to such Option or other right but as to which such Option or other right was not exercised prior to its expiration, cancellation or exercise may again be optioned, granted or awarded hereunder, subject to the limitations of Section
2.1. Furthermore, any shares subject to Awards which are adjusted pursuant to
Section 10.3 and become exercisable with respect to shares of stock of another corporation shall be considered cancelled and may again be optioned, granted or awarded hereunder, subject to the limitations of Section 2.1. Shares of Common Stock which are delivered by the Holder or withheld by the Company upon the exercise of any Award under the Plan, in payment of the exercise price thereof or tax withholding thereon, may again be optioned, granted or awarded hereunder, subject to the limitations of Section 2.1. If any shares of Restricted Stock are surrendered by the Holder or repurchased by the Company pursuant to Section 7.4 or 7.5 hereof, such shares may again be optioned, granted or awarded hereunder, subject to the limitations of Section 2.1. Notwithstanding the provisions of this Section 2.2, no shares of Common Stock may again be optioned, granted or awarded if such action would cause an Incentive Stock Option to fail to qualify as an incentive stock option under Section 422 of the Code.

                                  ARTICLE III.

                               GRANTING OF AWARDS

     3.1. Award Agreement. Each Award shall be evidenced by an Award Agreement. Award Agreements evidencing Awards intended to qualify as performance-based compensation as described in Section 162(m)(4)(C) of the Code shall contain such terms and conditions as may be necessary to meet the applicable provisions of
Section 162(m) of the Code.

     Award Agreements evidencing Incentive Stock Options shall contain such terms and conditions as may be necessary to meet the applicable provisions of
Section 422 of the Code.

     3.2.  Provisions Applicable to Section 162(m) Participants.

     (a) The Committee, in its discretion, may determine whether an Award is to qualify as performance-based compensation as described in Section 162(m)(4)(C) of the Code.

     (b) Notwithstanding anything in the Plan to the contrary, the Committee may grant any Award to a Section 162(m) Participant, including Restricted Stock the restrictions with respect to which lapse upon the attainment of performance goals which are related to one or more of the Performance Criteria.

     (c) To the extent necessary to comply with the performance-based compensation requirements of Section 162(m)(4)(C) of the Code, with respect to any Award granted under Article VII which may be granted to one or more Section 162(m) Participants, no later than ninety (90) days following the commencement of any fiscal year in question or any other designated fiscal period or period of service (or such other time as may be required or permitted by Section 162(m) of the Code), the Committee shall, in writing, (i) designate one or more Section 162(m) Participants, (ii) select the Performance Criteria applicable to the fiscal year or other designated fiscal period or period of service, (iii) establish the various performance targets, in terms of an objective formula or standard, and amounts of such Awards, as applicable, which may be earned for such fiscal year or other designated fiscal period or period of service and (iv) specify the relationship between Performance Criteria and the performance targets and the amounts of such Awards, as applicable, to be earned by each
Section 162(m) Participant for such fiscal year or other designated fiscal period or period of service. Following the completion of each fiscal year or other designated fiscal period or period of service, the Committee shall certify in writing whether the applicable performance targets have been achieved for such fiscal year or other designated fiscal period or period of service. In determining the amount earned by a Section 162(m) Participant, the Committee shall have the right to reduce (but not to increase) the amount payable at a given level of performance to take into account additional factors that the Committee may deem relevant to the assessment of individual or corporate performance for the fiscal year or other designated fiscal period or period of service.

     (d) Furthermore, notwithstanding any other provision of the Plan or any Award which is granted to a Section 162(m) Participant and is intended to qualify as performance-based compensation as described in Section 162(m)(4)(C) of the Code shall be subject to any additional limitations set forth in Section 162(m) of the Code (including any amendment to Section 162(m) of the Code) or any regulations or rulings issued thereunder that are requirements for qualification as performance-based compensation as described in Section 162(m)(4)(C) of the Code, and the Plan shall be deemed amended to the extent necessary to conform to such requirements.

     3.3. Limitations Applicable to Section 16 Persons. Notwithstanding any other provision of the Plan, the Plan, and any Award granted or awarded to any individual who is then subject to Section 16 of the Exchange Act, shall be subject to any additional limitations set forth in any applicable exemptive rule under Section 16 of the Exchange Act (including any amendment to Rule 16b-3 of the Exchange Act) that are requirements for the application of such exemptive rule. To the extent permitted by applicable law, the Plan and Awards granted or awarded hereunder shall be deemed amended to the extent necessary to conform to such applicable exemptive rule.

     3.4. At-Will Employment. Nothing in the Plan or in any Award Agreement hereunder shall confer upon any Holder any right to continue in the employ of, or as a Consultant for, the Company or any

Subsidiary, or shall interfere with or restrict in any way the rights of the Company and any Subsidiary, which are hereby expressly reserved, to discharge any Holder at any time for any reason whatsoever, with or without cause, except to the extent expressly provided otherwise in a written employment agreement between the Holder and the Company and any Subsidiary.

                                  ARTICLE IV.

                GRANTING OF OPTIONS TO EMPLOYEES AND CONSULTANTS

     4.1. Eligibility. Any Employee or Consultant selected by the Committee pursuant to Section 4.4(a)(i) shall be eligible to be granted an Option.

     4.2. Disqualification for Stock Ownership. No person may be granted an Incentive Stock Option under the Plan if such person, at the time the Incentive Stock Option is granted, owns stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or any then existing Subsidiary or parent corporation (within the meaning of Section 422 of the Code) unless such Incentive Stock Option conforms to the applicable provisions of Section 422 of the Code.

     4.3. Qualification of Incentive Stock Options. No Incentive Stock Option shall be granted to any person who is not an Employee.

     4.4.  Granting of Options to Employees and Consultants.

     (a) The Committee shall from time to time, in its absolute discretion, and subject to applicable limitations of the Plan:

          (i) Determine which Employees are key Employees and select from among the key Employees or Consultants (including Employees or Consultants who have previously received Awards under the Plan) such of them as in its opinion should be granted Options;

          (ii) Subject to the Award Limit, determine the number of shares to be subject to such Options granted to the selected key Employees or Consultants;

          (iii) Subject to Section 4.3, determine whether such Options are to be Incentive Stock Options or Non-Qualified Stock Options and whether such Options are to qualify as performance-based compensation as described in
     Section 162(m)(4)(C) of the Code; and

          (iv) Determine the terms and conditions of such Options, consistent with the Plan; provided, however, that the terms and conditions of Options intended to qualify as performance-based compensation as described in
     Section 162(m)(4)(C) of the Code shall include, but not be limited to, such terms and conditions as may be necessary to meet the applicable provisions of Section 162(m) of the Code.

     (b) Upon the selection of a key Employee or Consultant to be granted an Option, the Committee shall instruct the Secretary of the Company to issue the Option and may impose such conditions on the grant of the Option as it deems appropriate.

     (c) Any Incentive Stock Option granted under the Plan may be modified by the Committee, with the consent of the Holder, to disqualify such Option from treatment as an "incentive stock option" under Section 422 of the Code.

                                   ARTICLE V.

                                TERMS OF OPTIONS

     5.1. Option Price. The price per share of the shares subject to each Option granted to Employees and Consultants shall be set by the Committee; provided, however, that such price shall be no less than 85% of the Fair Market Value of a share of Common Stock on the date the Option is granted and:

          (a) in the case of Options intended to qualify as performance-based compensation as described in Section 162(m)(4)(C) of the Code, such price shall not be less than 100% of the Fair Market Value of a share of Common Stock on the date the Option is granted;

          (b) in the case of Incentive Stock Options such price shall not be less than 100% of the Fair Market Value of a share of Common Stock on the date the Option is granted (or the date the Option is modified, extended or renewed for purposes of Section 424(h) of the Code); and

          (c) in the case of Incentive Stock Options granted to an individual then owning (within the meaning of Section 424(d) of the Code) more than 10% of the total combined voting power of all classes of stock of the Company or any Subsidiary or parent corporation thereof (within the meaning of Section 422 of the Code), such price shall not be less than 110% of the Fair Market Value of a share of Common Stock on the date the Option is granted (or the date the Option is modified, extended or renewed for purposes of Section 424(h) of the Code).

     5.2. Option Term. The term of an Option granted to an Employee or consultant shall be set by the Committee in its discretion; provided, however, that, in the case of Incentive Stock Options, the term shall not be more than ten (10) years from the date the Incentive Stock Option is granted, or five (5) years from the date the Incentive Stock Option is granted if the Incentive Stock Option is granted to an individual then owning (within the meaning of Section 424(d) of the Code) more than 10% of the total combined voting power of all classes of stock of the Company or any Subsidiary or parent corporation thereof (within the meaning of Section 422 of the Code). Except as limited by requirements of Section 422 of the Code and regulations and rulings thereunder applicable to Incentive Stock Options, the Committee may extend the term of any outstanding Option in connection with any Termination of Employment or Termination of Consultancy of the Holder, or amend any other term or condition of such Option relating to such a termination.

     5.3.  Option Vesting

     (a) The period during which the right to exercise, in whole or in part, an Option granted to an Employee or a Consultant vests in the Holder shall be set by the Committee and the Committee may determine that an Option may not be exercised in whole or in part for a specified period after it is granted; provided, however, that, unless the Committee otherwise provides in the terms of the Award Agreement or otherwise, no Option shall be exercisable by any Holder who is then subject to Section 16 of the Exchange Act within the period ending six months and one day after the date the Option is granted. At any time after grant of an Option, the Committee may, in its sole and absolute discretion and subject to whatever terms and conditions it selects, accelerate the period during which an Option granted to an Employee or Consultant vests.

     (b) No portion of an Option granted to an Employee or Consultant which is unexercisable at Termination of Employment or Termination of Consultancy, as applicable, shall thereafter become exercisable, except as may be otherwise provided by the Committee either in the Award Agreement or by action of the Committee following the grant of the Option.

     (c) To the extent that the aggregate Fair Market Value of stock with respect to which "incentive stock options" (within the meaning of Section 422 of the Code, but without regard to Section 422(d) of the Code) are exercisable for the first time by a Holder during any calendar year (under the Plan and all other incentive stock option plans of the Company and any parent or subsidiary corporation, within the meaning of Section 422 of the Code) of the Company, exceeds $100,000, such Options shall be treated as Non-Qualified Options to the extent required by Section 422 of the Code. The rule set forth in the preceding sentence shall be applied by taking Options into account in the order in which they were granted. For purposes of this Section 5.3(c), the Fair Market Value of stock shall be determined as of the time the Option with respect to such stock is granted.

     5.4.  Substitute Awards. Notwithstanding the foregoing provisions of this
Article V to the contrary, in the case of an Option that is a Substitute Award, the price per share of the shares subject to such Option may be less than the Fair Market Value per share on the date of grant, provided, that the excess of:

          (a) the aggregate Fair Market Value (as of the date such Substitute Award is granted) of the shares subject to the Substitute Award; over

          (b) the aggregate exercise price thereof; does not exceed the excess of;

          (c) the aggregate fair market value (as of the time immediately preceding the transaction giving rise to the Substitute Award, such fair market value to be determined by the Committee) of the shares of the predecessor entity that were subject to the grant assumed or substituted for by the Company; over

          (d) the aggregate exercise price of such shares.

                                  ARTICLE VI.

                              EXERCISE OF OPTIONS

     6.1. Partial Exercise. An exercisable Option may be exercised in whole or in part. However, an Option shall not be exercisable with respect to fractional shares and the Administrator may require that, by the terms of the Option, a partial exercise be with respect to a minimum number of shares.

     6.2. Manner of Exercise. All or a portion of an exercisable Option shall be deemed exercised upon delivery of all of the following to the Secretary of the Company or his office:

          (a) A written notice complying with the applicable rules established by the Administrator stating that the Option, or a portion thereof, is exercised. The notice shall be signed by the Holder or other person then entitled to exercise the Option or such portion of the Option;

          (b) Such representations and documents as the Administrator, in its absolute discretion, deems necessary or advisable to effect compliance with all applicable provisions of the Securities Act and any other federal or state securities laws or regulations. The Administrator may, in its absolute discretion, also take whatever additional actions it deems appropriate to effect such compliance including, without limitation, placing legends on share certificates and issuing stop-transfer notices to agents and registrars;

          (c) In the event that the Option shall be exercised pursuant to
     Section 10.1 by any person or persons other than the Holder, appropriate proof of the right of such person or persons to exercise the Option; and

          (d) Full cash payment to the Secretary of the Company for the shares with respect to which the Option, or portion thereof, is exercised. However, the Administrator, may in its discretion (i) allow a delay in payment up to thirty (30) days from the date the Option, or portion thereof, is exercised; (ii) allow payment, in whole or in part, through the delivery of shares of Common Stock which have been owned by the Holder for at least six months, duly endorsed for transfer to the Company with a Fair Market Value on the date of delivery equal to the aggregate exercise price of the Option or exercised portion thereof; (iii) allow payment, in whole or in part, through the surrender of shares of Common Stock then issuable upon exercise of the Option having a Fair Market Value on the date of Option exercise equal to the aggregate exercise price of the Option or exercised portion thereof; (iv) allow payment, in whole or in part, through the delivery of property of any kind which constitutes good and valuable consideration; (v) allow payment, in whole or in part, through the delivery of a full recourse promissory note bearing interest (at no less than such rate as shall then preclude the imputation of interest under the Code) and payable upon such terms as may be prescribed by the Administrator; (vi) allow payment, in whole or in part, through the delivery of a notice that the Holder has placed a market sell order with a broker with respect to shares of Common Stock then issuable upon exercise of the Option, and that the broker has been directed to pay a sufficient portion of the net proceeds of the sale to the Company in satisfaction of the Option exercise price, provided that payment of such proceeds is then made to the Company upon settlement of such sale; or (vii) allow payment through any combination of the consideration provided in the foregoing subparagraphs (ii), (iii), (iv), (v) and (vi). In the case of a promissory note, the Administrator may also prescribe the form of such note and the security to be given for such note. The Option may not be exercised, however, by delivery of a promissory note or by a loan from the Company when or where such loan or other extension of credit is prohibited by law.

     6.3. Conditions to Issuance of Stock Certificates. The Company shall not be required to issue or deliver any certificate or certificates for shares of stock purchased upon the exercise of any Option or portion thereof prior to fulfillment of all of the following conditions:

          (a) The admission of such shares to listing on all stock exchanges on which such class of stock is then listed;

          (b) The completion of any registration or other qualification of such shares under any state or federal law, or under the rulings or regulations of the Securities and Exchange Commission or any other governmental regulatory body which the Administrator shall, in its absolute discretion, deem necessary or advisable;

          (c) The obtaining of any approval or other clearance from any state or federal governmental agency which the Administrator shall, in its absolute discretion, determine to be necessary or advisable;

          (d) The lapse of such reasonable period of time following the exercise of the Option as the Administrator may establish from time to time for reasons of administrative convenience; and

          (e) The receipt by the Company of full payment for such shares, including payment of any applicable withholding tax, which in the discretion of the Administrator may be in the form of consideration used by the Holder to pay for such shares under Section 6.2(d).

     6.4. Rights as Stockholders. Holders shall not be, nor have any of the rights or privileges of, stockholders of the Company in respect of any shares purchasable upon the exercise of any part of an Option unless and until certificates representing such shares have been issued by the Company to such Holders.

     6.5. Ownership and Transfer Restrictions. The Administrator, in its absolute discretion, may impose such restrictions on the ownership and transferability of the shares purchasable upon the exercise of an Option as it deems appropriate. Any such restriction shall be set forth in the respective Award Agreement and may be referred to on the certificates evidencing such shares. The Holder shall give the Company prompt notice of any disposition of shares of Common Stock acquired by exercise of an Incentive Stock Option within
(a) two years from the date of granting (including the date the Option is modified, extended or renewed for purposes of Section 424(h) of the Code) such Option to such Holder or (b) one year after the transfer of such shares to such Holder.

     6.6. Additional Limitations on Exercise of Options. Holders may be required to comply with any timing or other restrictions with respect to the settlement or exercise of an Option, including a window-period limitation, as may be imposed in the discretion of the Administrator.

                                  ARTICLE VII.

                           AWARD OF RESTRICTED STOCK

     7.1. Eligibility. Subject to the Award Limit, Restricted Stock may be awarded to any Employee who the Committee determines is a key Employee or any Consultant who the Committee determines should receive such an Award.

     7.2.  Award of Restricted Stock

     (a) The Committee may from time to time, in its absolute discretion:

          (i) Determine which Employees are key Employees and select from among the key Employees or Consultants (including Employees or Consultants who have previously received other awards under the Plan) such of them as in its opinion should be awarded Restricted Stock; and

          (ii) Determine the purchase price, if any, and other terms and conditions applicable to such Restricted Stock, consistent with the Plan.

     (b) The Committee shall establish the purchase price, if any, and form of payment for Restricted Stock; provided, however, that such purchase price shall be no less than the par value of the Common Stock to be purchased, unless otherwise permitted by applicable state law. In all cases, legal consideration shall be required for each issuance of Restricted Stock.

     (c) Upon the selection of a key Employee or Consultant to be awarded Restricted Stock, the Committee shall instruct the Secretary of the Company to issue such Restricted Stock and may impose such conditions on the issuance of such Restricted Stock as it deems appropriate.

     7.3. Rights as Stockholders. Subject to Section 7.4, upon delivery of the shares of Restricted Stock to the escrow holder pursuant to Section 7.6, the Holder shall have, unless otherwise provided by the Committee, all the rights of a stockholder with respect to said shares, subject to the restrictions in his Award Agreement, including the right to receive all dividends and other distributions paid or made with respect to the shares; provided, however, that in the discretion of the Committee, any extraordinary distributions with respect to the Common Stock shall be subject to the restrictions set forth in Section 7.4.

     7.4. Restriction. All shares of Restricted Stock issued under the Plan (including any shares received by holders thereof with respect to shares of Restricted Stock as a result of stock dividends, stock splits or any other form of recapitalization) shall, in the terms of each individual Award Agreement, be subject to such restrictions as the Committee shall provide, which restrictions may include, without limitation, restrictions concerning voting rights and transferability and restrictions based on duration of employment with the Company, Company performance and individual performance; provided, however, that, unless the Committee otherwise provides in the terms of the Award Agreement or otherwise, no share of Restricted Stock granted to a person subject to Section 16 of the Exchange Act shall be sold, assigned or otherwise transferred until at least six months and one day have elapsed from the date on which the Restricted Stock was issued, and provided, further, that, except with respect to shares of Restricted Stock granted to Section 162(m) Participants, by action taken after the Restricted Stock is issued, the Committee may, on such terms and conditions as it may determine to be appropriate, remove any or all of the restrictions imposed by the terms of the Award Agreement. Restricted Stock may not be sold or encumbered until all restrictions are terminated or expire. If no consideration was paid by the Holder upon issuance, a Holder's rights in unvested Restricted Stock shall lapse, and such Restricted Stock shall be surrendered to the Company without consideration, upon Termination of Employment or, if applicable, upon Termination of Consultancy with the Company; provided, however, that the Committee in its sole and absolute discretion may provide that such rights shall not lapse in the event of a Termination of Employment following a "change of ownership or control" (within the meaning of Treasury Regulation Section 1.162-27(e)(2)(v) or any successor regulation thereto) of the Company or because of the Holder's death or disability; provided, further, except with respect to shares of Restricted Stock granted to Section 162(m) Participants, the Committee in its sole and absolute discretion may provide that no such lapse or surrender shall occur in the event of a Termination of Employment, or a Termination of Consultancy, without cause or following any Change in Control of the Company or because of the Holder's retirement, or otherwise.

     7.5. Repurchase of Restricted Stock. The Committee shall provide in the terms of each individual Award Agreement that the Company shall have the right to repurchase from the Holder the Restricted Stock then subject to restrictions under the Award Agreement immediately upon a Termination of Employment or, if applicable, upon a Termination of Consultancy between the Holder and the Company, at a cash price per share equal to the price paid by the Holder for such Restricted Stock; provided, however, that the Committee in its sole and absolute discretion may provide that no such right of repurchase shall exist in the event of a Termination of Employment following a "change of ownership or control" (within the meaning of Treasury Regulation Section 1.162-27(e)(2)(v) or any successor regulation thereto) of the Company or because of the Holder's death or disability; provided, further, that, except with respect to shares of Restricted Stock granted to Section 162(m) Participants, the Committee in its sole and absolute discretion may provide that no such right of repurchase shall exist in the event of a Termination of Employment or a Termination of Consultancy without cause or following any Change in Control of the Company or because of the Holder's retirement, or otherwise.

     7.6. Escrow. The Secretary of the Company or such other escrow holder as the Committee may appoint shall retain physical custody of each certificate representing Restricted Stock until all of the restrictions imposed under the Award Agreement with respect to the shares evidenced by such certificate expire or shall have been removed.

     7.7. Legend. In order to enforce the restrictions imposed upon shares of Restricted Stock hereunder, the Committee shall cause a legend or legends to be placed on certificates representing all shares of Restricted Stock that are still subject to restrictions under Award Agreements, which legend or legends shall make appropriate reference to the conditions imposed thereby.

     7.8. Section 83(b) Election. If a Holder makes an election under Section 83(b) of the Code, or any successor section thereto, to be taxed with respect to the Restricted Stock as of the date of transfer of the Restricted Stock rather than as of the date or dates upon which the Holder would otherwise be taxable under Section 83(a) of the Code, the Holder shall deliver a copy of such election to the Company immediately after filing such election with the Internal Revenue Service.

                                 ARTICLE VIII.

                           STOCK APPRECIATION RIGHTS

     8.1. Grant of Stock Appreciation Rights. A Stock Appreciation Right may be granted to any key Employee or Consultant selected by the Committee. A Stock Appreciation Right may be granted (a) in connection and simultaneously with the grant of an Option, (b) with respect to a previously granted Option, or (c) independent of an Option. A Stock Appreciation Right shall be subject to such terms and conditions not inconsistent with the Plan as the Committee shall impose and shall be evidenced by an Award Agreement.

     8.2.  Coupled Stock Appreciation Rights.

     (a) A Coupled Stock Appreciation Right ("CSAR") shall be related to a particular Option and shall be exercisable only when and to the extent the related Option is exercisable.

     (b) A CSAR may be granted to the Holder for no more than the number of shares subject to the simultaneously or previously granted Option to which it is coupled.

     (c) A CSAR shall entitle the Holder (or other person entitled to exercise the Option pursuant to the Plan) to surrender to the Company unexercised a portion of the Option to which the CSAR relates (to the extent then exercisable pursuant to its terms) and to receive from the Company in exchange therefor an amount determined by multiplying the difference obtained by subtracting the Option exercise price from the Fair Market Value of a share of Common Stock on the date of exercise of the CSAR by the number of shares of Common Stock with respect to which the CSAR shall have been exercised, subject to any limitations the Committee may impose.

     8.3.  Independent Stock Appreciation Rights.

     (a) An Independent Stock Appreciation Right ("ISAR") shall be unrelated to any Option and shall have a term set by the Committee. An ISAR shall be exercisable in such installments as the Committee may determine. An ISAR shall cover such number of shares of Common Stock as the Committee may determine; provided, however, that unless the Committee otherwise provides in the terms of the ISAR or otherwise, no ISAR granted to a person subject to Section 16 of the Exchange Act shall be exercisable until at least six months have elapsed from (but excluding) the date on which the Option was granted. The exercise price per share of Common Stock subject to each ISAR shall be set by the Committee. An ISAR is exercisable only while the Holder is an Employee or Consultant; provided that the Committee may determine that the ISAR may be exercised subsequent to Termination of Employment or Termination of Consultancy without cause, or following a Change in Control, or because of the Holder's retirement, death or disability, or otherwise.

     (b) An ISAR shall entitle the Holder (or other person entitled to exercise the ISAR pursuant to the Plan) to exercise all or a specified portion of the ISAR (to the extent then exercisable pursuant to its terms) and to receive from the Company an amount determined by multiplying the difference obtained by subtracting the exercise price per share of the ISAR from the Fair Market Value of a share of Common Stock on the date of exercise of the ISAR by the number of shares of Common Stock with respect to which the ISAR shall have been exercised, subject to any limitations the Committee may impose.

     8.4.  Payment and Limitations on Exercise.

     (a) Payment of the amounts determined under Section 8.2(c) and 8.3(b) above shall be in cash, in Common Stock (based on its Fair Market Value as of the date the Stock Appreciation Right is exercised) or a combination of both, as determined by the Committee. To the extent such payment is effected in Common Stock, it shall be made subject to satisfaction of all provisions of Section 6.3 above pertaining to Options.

     (b) Holders of Stock Appreciation Rights may be required to comply with any timing or other restrictions with respect to the settlement or exercise of a Stock Appreciation Right, including a window-period limitation, as may be imposed in the discretion of the Committee.

                                  ARTICLE IX.

                                 ADMINISTRATION

     9.1. Compensation Committee. The Compensation Committee (or another committee or a subcommittee of the Board assuming the functions of the Committee under the Plan) shall consist solely of two or more Independent Directors appointed by and holding office at the pleasure of the Board, each of whom is both a "non-employee director" as defined by Rule 16b-3 and an "outside director" for purposes of Section 162(m) of the Code. Appointment of Committee members shall be effective upon acceptance of appointment. Committee members may resign at any time by delivering written notice to the Board. Vacancies in the Committee may be filled by the Board.

     9.2. Duties and Powers of Committee. It shall be the duty of the Committee to conduct the general administration of the Plan in accordance with its provisions. The Committee shall have the power to interpret the Plan and the Award Agreements, and to adopt such rules for the administration, interpretation, and application of the Plan as are consistent therewith, to interpret, amend or revoke any such rules and to amend any Award Agreement provided that the rights or obligations of the Holder of the Award that is the subject of any such Award Agreement are not affected adversely. Any such grant or award under the Plan need not be the same with respect to each Holder. Any such interpretations and rules with respect to Incentive Stock Options shall be consistent with the provisions of Section 422 of the Code. In its absolute discretion, the Board may at any time and from time to time exercise any and all rights and duties of the Committee under the Plan except with respect to matters which under Rule 16b-3 or Section 162(m) of the Code, or any regulations or rules issued thereunder, are required to be determined in the sole discretion of the Committee.

     9.3. Majority Rule; Unanimous Written Consent. The Committee shall act by a majority of its members in attendance at a meeting at which a quorum is present or by a memorandum or other written instrument signed by all members of the Committee.

     9.4. Compensation; Professional Assistance; Good Faith Actions. Members of the Committee shall receive such compensation, if any, for their services as members as may be determined by the Board. All expenses and liabilities which members of the Committee incur in connection with the administration of the Plan shall be borne by the Company. The Committee may, with the approval of the Board, employ attorneys, consultants, accountants, appraisers, brokers, or other persons. The Committee, the Company and the

Company's officers and Directors shall be entitled to rely upon the advice, opinions or valuations of any such persons. All actions taken and all interpretations and determinations made by the Committee or the Board in good faith shall be final and binding upon all Holders, the Company and all other interested persons. No members of the Committee or Board shall be personally liable for any action, determination or interpretation made in good faith with respect to the Plan or Awards, and all members of the Committee and the Board shall be fully protected by the Company with respect to any such action, determination or interpretation.

     9.5. Delegation of Authority to Grant Awards. The Committee may, but need not, delegate from time to time some or all of its authority to grant Awards under the Plan to a committee consisting of one or more members of the Committee or of one or more officers of the Company; provided, however, that the Committee may not delegate its authority to grant Awards to individuals (i) who are subject on the date of the grant to the reporting rules under Section 16(a) of the Exchange Act, (ii) who are Section 162(m) Participants or (iii) who are officers of the Company who are delegated authority by the Committee hereunder. Any delegation hereunder shall be subject to the restrictions and limits that the Committee specifies at the time of such delegation of authority and may be rescinded at any time by the Committee. At all times, any committee appointed under this Section 9.5 shall serve in such capacity at the pleasure of the Committee.

                                   ARTICLE X.

                            MISCELLANEOUS PROVISIONS

     10.1. Not Transferable. No Award under the Plan may be sold, pledged, assigned or transferred in any manner unless and until such Award has been exercised, or the shares underlying such Award have been issued, and all restrictions applicable to such shares have lapsed; provided, however, that the restrictions set forth in the foregoing clause shall not apply to transfers (i) by will or the laws of descent and distribution, (ii) subject to the consent of the Administrator, pursuant to a DRO or (iii) subject to the consent of the Administrator, by gift of an Option by an Employee to a Permitted Transferee (as defined below) subject to the following terms and conditions: (a) an Option transferred to a Permitted Transferee shall not be assignable or transferable by the Permitted Transferee other than by DRO or by will or the laws of descent and distribution; (b) any Option which is transferred to a Permitted Transferee shall continue to be subject to all the terms and considerations of the Option as applicable to the original holder (other than the ability to further transfer the Option); (c) the Employee and the Permitted Transferee shall execute any and all documents reasonably requested by the Administrator, including, without limitation, documents to (A) confirm the status of the transferee as a Permitted Transferee, (B) satisfy any requirements for an exemption for the transfer under applicable federal and state securities laws and (C) provide evidence of the transfer; (d) the shares of Common Stock acquired by a Permitted Transferee through exercise of an Option have not been registered under the Securities Act, or any state securities act and may not be transferred, nor will any assignee or transferee thereof be recognized as an owner of such shares of Common Stock for any purpose, unless a registration statement under the Securities Act and any applicable state securities act with respect to such shares shall then be in effect or unless the availability of an exemption from registration with respect to any proposed transfer or disposition of such shares shall be established to the satisfaction of counsel for the Company. As used in this Section 10.1, "Permitted Transferee" shall mean (i) one or more of the following family members of an Employee: spouse, former spouse, child (whether natural or adopted), stepchild, any other lineal descendant of the Employee, (ii) a trust, partnership or other entity established and existing for the sole benefit of, or under the sole control of, one or more of the above family members of the Employee, or (iii) any other transferee specifically approved by the Administrator after taking into account any state or federal tax or securities laws applicable to transferable Options.

     No Award or interest or right therein shall be liable for the debts, contracts or engagements of the Holder or his successors in interest or shall be subject to disposition by transfer, alienation, anticipation, pledge, encumbrance, assignment or any other means whether such disposition be voluntary or involuntary or by operation of law, by judgment, levy, attachment, garnishment or any other legal or equitable proceedings (including bankruptcy), and any attempted disposition thereof shall be null and void and of no effect, except to the extent that such disposition is permitted by the preceding sentence.

     Unless an Option has been transferred in accordance with this Section 10.1,
(i) during the lifetime of the Holder, only he may exercise an Option or other Award (or any portion thereof) granted to him under the Plan and (ii) after the death of the Holder, any exercisable portion of an Option or other Award may, prior to the time when such portion becomes unexercisable under the Plan or the applicable Award Agreement, be exercised by his personal representative or by any person empowered to do so under the deceased Holder's will or under the then applicable laws of descent and distribution.

     10.2. Amendment, Suspension or Termination of the Plan. Except as otherwise provided in this Section 10.2, the Plan may be wholly or partially amended or otherwise modified, suspended or terminated at any time or from time to time by the Administrator. However, without approval of the Company's stockholders given within twelve months before or after the action by the Administrator, no action of the Administrator may, except as provided in Section 10.3, increase the limits imposed in Section 2.1 on the maximum number of shares which may be issued under the Plan. No amendment, suspension or termination of the Plan shall, without the consent of the Holder, alter or impair any rights or obligations under any Award theretofore granted or awarded, unless the Award itself otherwise expressly so provides. No Awards may be granted or awarded during any period of suspension or after termination of the Plan, and in no event may any Incentive Stock Option be granted under the Plan after the first to occur of the following events:

          (a) The expiration of ten years from the date the Plan is adopted by the Board; or

          (b) The expiration of ten years from the date the Plan is approved by the Company's stockholders under Section 10.4.

     10.3. Changes in Common Stock or Assets of the Company, Acquisition or Liquidation of the Company and Other Corporate Events.

     (a) Subject to Section 10.3(d), in the event that the Administrator determines that any dividend or other distribution (whether in the form of cash, Common Stock, other securities, or other property), recapitalization, reclassification, stock split, reverse stock split, reorganization, merger, consolidation, split-up, spin-off, combination, repurchase, liquidation, dissolution, or sale, transfer, exchange or other disposition of all or substantially all of the assets of the Company, or exchange of Common Stock or other securities of the Company, issuance of warrants or other rights to purchase Common Stock or other securities of the Company, or other similar corporate transaction or event, in the Administrator's sole discretion, affects the Common Stock such that an adjustment is determined by the Administrator to be appropriate in order to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under the Plan or with respect to an Award, then the Administrator shall, in such manner as it may deem equitable, adjust any or all of

          (i) the number and kind of shares of Common Stock (or other securities or property) with respect to which Awards may be granted or awarded (including, but not limited to, adjustments of the limitations in Section
     2.1 on the maximum number and kind of shares which may be issued and adjustments of the Award Limit),

          (ii) the number and kind of shares of Common Stock (or other securities or property) subject to outstanding Awards, and

          (iii) the grant or exercise price with respect to any Award.

     (b) Subject to Sections 10.3(b)(vii) and 10.3(d), in the event of any transaction or event described in Section 10.3(a), or of changes in applicable laws, regulations, or accounting principles, the Administrator, in its sole and absolute discretion, and on such terms and conditions as it deems appropriate, either by the terms of the Award or by action taken prior to the occurrence of such transaction or event and either automatically or upon the Holder's request, is hereby authorized to take any one or more of the following actions whenever the Administrator determines that such action is appropriate in order to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under the Plan or with respect to any Award under the Plan, to facilitate such transactions or events or to give effect to such changes in laws, regulations or principles:

          (i) To provide for either the purchase of any such Award for an amount of cash equal to the amount that could have been attained upon the exercise of such Award or realization of the Holder's rights had such Award been currently exercisable or payable or fully vested or the replacement of such Award with other rights or property selected by the Administrator in its sole discretion;

          (ii) To provide that the Award cannot vest, be exercised or become payable after such event;

          (iii) To provide that such Award shall be exercisable as to all shares covered thereby, notwithstanding anything to the contrary in Section 5.3 or the provisions of such Award;

          (iv) To provide that such Award be assumed by the successor or survivor corporation, or a parent or subsidiary thereof, or shall be substituted for by similar options, rights or awards covering the stock of the successor or survivor corporation, or a parent or subsidiary thereof, with appropriate adjustments as to the number and kind of shares and prices; and

          (v) To make adjustments in the number and type of shares of Common Stock (or other securities or property) subject to outstanding Awards, and in the number and kind of outstanding Restricted Stock and/or in the terms and conditions of, and the criteria included in, outstanding options, rights and awards and options, rights and awards which may be granted in the future.

          (vi) To provide that, for a specified period of time prior to such event, the restrictions imposed under an Award Agreement upon some or all shares of Restricted Stock may be terminated, and some or all shares of such Restricted Stock may cease to be subject to repurchase under Section
     7.5 or forfeiture under Section 7.4 after such event.

          (vii) Notwithstanding any other provision of the Plan, in the event of a Change in Control, each outstanding Award shall, immediately prior to the effective date of the Change in Control, automatically become fully exercisable for all of the shares of Common Stock at the time subject to such rights and may be exercised for any or all of those shares as fully-vested shares of Common Stock.

     (c) Subject to Sections 10.3(d), 3.2 and 3.3, the Administrator may, in its discretion, include such further provisions and limitations in any Award, agreement or certificate, as it may deem equitable and in the best interests of the Company.

     (d) With respect to Awards which are granted to Section 162(m) Participants and are intended to qualify as performance-based compensation under Section 162(m)(4)(C), no adjustment or action described in this Section 10.3 or in any other provision of the Plan shall be authorized to the extent that such adjustment or action would cause such Award to fail to so qualify under Section 162(m)(4)(C), or any successor provisions thereto. No adjustment or action described in this Section 10.3 or in any other provision of the Plan shall be authorized to the extent that such adjustment or action would cause the Plan to violate Section 422(b)(1) of the Code. Furthermore, no such adjustment or action shall be authorized to the extent such adjustment or action would result in short-swing profits liability under Section 16 or violate the exemptive conditions of Rule 16b-3 unless the Administrator determines that the Award is not to comply with such exemptive conditions. The number of shares of Common Stock subject to any Award shall always be rounded to the next whole number.

     (e) Notwithstanding the foregoing, in the event that the Company becomes a party to a transaction that is intended to qualify for "pooling of interests" accounting treatment and, but for one or more of the provisions of this Plan or any Award Agreement would so qualify, then this Plan and any Award Agreement shall be interpreted so as to preserve such accounting treatment, and to the extent that any provision of the Plan or any Award Agreement would disqualify the transaction from pooling of interests accounting treatment (including, if applicable, an entire Award Agreement), then such provision shall be null and void. All determinations to be made in connection with the preceding sentence shall be made by the independent accounting firm whose opinion with respect to "pooling of interests" treatment is required as a condition to the Company's consummation of such transaction.

     (f) The existence of the Plan, the Award Agreement and the Awards granted hereunder shall not affect or restrict in any way the right or power of the Company or the shareholders of the Company to make or authorize any adjustment, recapitalization, reorganization or other change in the Company's capital structure or its business, any merger or consolidation of the Company, any issue of stock or of options, warrants or rights to purchase stock or of bonds, debentures, preferred or prior preference stocks whose rights are superior to or affect the Common Stock or the rights thereof or which are convertible into or exchangeable for Common Stock, or the dissolution or liquidation of the Company, or any sale or transfer of all or any part of its assets or business, or any other corporate act or proceeding, whether of a similar character or otherwise.

     10.4. Approval of Plan by Stockholders. The Plan will be submitted for the approval of the Company's stockholders within twelve months after the date of the Board's initial adoption of the Plan. Awards may be granted or awarded prior to such stockholder approval, provided that such Awards shall not be exercisable nor shall such Awards vest prior to the time when the Plan is approved by the stockholders, and provided further that if such approval has not been obtained at the end of said twelve-month period, all Awards previously granted or awarded under the Plan shall thereupon be canceled and become null and void. In addition, if the Board determines that Awards other than Options or Stock Appreciation Rights which may be granted to Section 162(m) Participants should continue to be eligible to qualify as performance-based compensation under
Section 162(m)(4)(C) of the Code, the Performance Criteria must be disclosed to and approved by the Company's stockholders no later than the first stockholder meeting that occurs in the fifth year following the year in which the Company's stockholders previously approved the Performance Criteria.

     10.5. Tax Withholding. The Company shall be entitled to require payment in cash or deduction from other compensation payable to each Holder of any sums required by federal, state or local tax law to be withheld with respect to the issuance, vesting, exercise or payment of any Award. The Administrator may in its discretion and in satisfaction of the foregoing requirement allow such Holder to elect to have the Company withhold shares of Common Stock otherwise issuable under such Award (or allow the return of shares of Common Stock) having a Fair Market Value equal to the sums required to be withheld.

     10.6. Loans. The Committee may, in its discretion, extend one or more loans to key Employees in connection with the exercise or receipt of an Award granted or awarded under the Plan, or the issuance of Restricted Stock awarded under the Plan. The terms and conditions of any such loan shall be set by the Committee.

     10.7. Forfeiture Provisions. Pursuant to its general authority to determine the terms and conditions applicable to Awards under the Plan, the Administrator shall have the right to provide, in the terms of Awards made under the Plan, or to require a Holder to agree by separate written instrument, that
(a)(i) any proceeds, gains or other economic benefit actually or constructively received by the Holder upon any receipt or exercise of the Award, or upon the receipt or resale of any Common Stock underlying the Award, must be paid to the Company, and (ii) the Award shall terminate and any unexercised portion of the Award (whether or not vested) shall be forfeited, if (b)(i) a Termination of Employment or Termination of Consultancy occurs prior to a specified date, or within a specified time period following receipt or exercise of the Award, or
(ii) the Holder at any time, or during a specified time period, engages in any activity in competition with the Company, or which is inimical, contrary or harmful to the interests of the Company, as further defined by the Administrator or (iii) the Holder incurs a Termination of Employment or Termination of Consultancy for cause.

     10.8. Effect of Plan Upon Options and Compensation Plans. The adoption of the Plan shall not affect any other compensation or incentive plans in effect for the Company or any Subsidiary. Nothing in the Plan shall be construed to limit the right of the Company (a) to establish any other forms of incentives or compensation for Employees or Consultants of the Company or any Subsidiary or
(b) to grant or assume options or other rights or awards otherwise than under the Plan in connection with any proper corporate purpose including but not by way of limitation, the grant or assumption of options in connection with the acquisition by purchase, lease, merger, consolidation or otherwise, of the business, stock or assets of any corporation, partnership, limited liability company, firm or association.

     10.9. Compliance with Laws. The Plan, the granting and vesting of Awards under the Plan and the issuance and delivery of shares of Common Stock and the payment of money under the Plan or under Awards granted or awarded hereunder are subject to compliance with all applicable federal and state laws, rules and regulations (including but not limited to state and federal securities law and federal margin requirements) and to such approvals by any listing, regulatory or governmental authority as may, in the opinion of counsel for the Company, be necessary or advisable in connection therewith. Any securities delivered under the Plan shall be subject to such restrictions, and the person acquiring such securities shall, if requested by the Company, provide such assurances and representations to the Company as the Company may deem necessary or desirable to assure compliance with all applicable legal requirements. To the extent permitted by applicable law, the Plan and Awards granted or awarded hereunder shall be deemed amended to the extent necessary to conform to such laws, rules and regulations.

     10.10. Titles. Titles are provided herein for convenience only and are not to serve as a basis for interpretation or construction of the Plan.

     10.11. Governing Law. The Plan and any agreements hereunder shall be administered, interpreted and enforced under the internal laws of the State of Delaware without regard to conflicts of laws thereof.

                                    *  *  *

     I hereby certify that the foregoing Plan was duly adopted by the Board of Directors of Tegal Corporation on July 16, 1998.

     Executed on this 28th day of July, 1998.

                                          /s/ David Curtis
                                          David Curtis
                                          Secretary

                                                                      APPENDIX B

                              AMENDED AND RESTATED
                    STOCK OPTION PLAN FOR OUTSIDE DIRECTORS
                                       OF
                               TEGAL CORPORATION

     Tegal Corporation, a Delaware corporation (the "Company"), hereby amends and restates The Stock Option Plan for Outside Directors of Tegal Corporation, incorporating certain amendments (collectively, the "Amendment") adopted by the Board of Directors on July 16, 1998 (the "Effective Date"). The Plan was initially adopted by the Board of Directors and the stockholders of the Company on October 1995, with an initial effective date of October 18, 1995 (the "Initial Effective Date"). The purposes of the Plan are as follows:

     (1) To further the growth, development and financial success of the Company by providing additional incentives to its outside directors who share in the responsibility for the management of the Company's business by assisting them to become owners of common stock of the Company and thus to benefit directly from its growth, development and financial success.

     (2) To enable the Company to obtain and retain the services of the type of outside directors considered essential to the long-range success of the Company by providing and offering them an opportunity to become owners of common stock of the Company.

                                   ARTICLE I

                                  DEFINITIONS

     Whenever the following terms are used in the Plan, they shall have the meaning specified below unless the context clearly indicates to the contrary. The masculine pronoun shall include the feminine and neuter and the singular shall include the plural, where the context so indicates.

SECTION 1.1  Board

     "Board" shall mean the Board of Directors of the Company.

SECTION 1.2  Change in Control

     "Change in Control" shall mean a change in ownership or control of the Company effected through either of the following transactions:

          (a) any person or related group of persons (other than the Company or a person that directly or indirectly controls, is controlled by, or is under common control with, the Company) directly or indirectly acquires beneficial ownership (within the meaning of Rule 13d-3 under the Exchange
     Act) of securities possessing more than fifty percent (50%) of the total combined voting power of the Company's outstanding securities pursuant to a tender or exchange offer made directly to the Company's stockholders which the Board does not recommend such stockholders to accept; or

          (b) there is a change in the composition of the Board over a period of thirty-six (36) consecutive months (or less) such that a majority of the Board members (rounded up to the nearest whole number) ceases, by reason of one or more proxy contests for the election of Board members, to be comprised of individuals who either (i) have been Board members continuously since the beginning of such period or (ii) have been elected or nominated for election as Board members during such period by at least a majority of the Board members described in clause (i) who were still in office at the time such election or nomination was approved by the Board.

SECTION 1.3  Company

     "Company" shall mean Tegal Corporation. In addition, "Company" shall mean any corporation assuming, or issuing new stock options in substitution for, Options outstanding under the Plan.

SECTION 1.4  Corporate Transaction

     "Corporate Transaction" shall mean any of the following stockholder-approved transactions to which the Company is a party:

          (a) a merger or consolidation in which the Company is not the surviving entity, except for a transaction the principal purpose of which is to change the State in which the Company is incorporated, form a holding company or effect a similar reorganization as to form whereupon this Plan and all Options are assumed by the successor entity;

          (b) the sale, transfer or other disposition of all or substantially all of the assets of the Company in complete liquidation or dissolution of the Company in a transaction not covered by the exceptions to clause (a) above; or

          (c) any reverse merger in which the Company is the surviving entity but in which securities possessing more than fifty percent (50%) of the total combined voting power of the Company's outstanding securities are transferred to a person or persons different from those who held such securities immediately prior to such merger.

SECTION 1.5  Exchange Act

     "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended.

SECTION 1.6  Option

     "Option" shall mean an option to purchase the Company's common stock, $0.01 par value, granted under the Plan.

SECTION 1.7  Optionee

     "Optionee" shall mean an Outside Director to whom an Option is granted under the Plan.

SECTION 1.8  Outside Director

     "Outside Director" shall mean a member of the Board who is not an employee of the Company, a Parent Corporation or a Subsidiary under Section 3401(c) of the Code and who is not legally or contractually prohibited from receiving and holding personally an Option.

SECTION 1.9  Parent Corporation

     "Parent Corporation" shall mean any corporation, other than the Company, in an unbroken chain of corporations ending with the Company if, at the time of the granting of the Option, each of the corporations other than the Company owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

SECTION 1.10  Plan

     "Plan" shall mean the Amended and Restated Stock Option Plan for Outside Directors of Tegal Corporation.

SECTION 1.11  Rule 16b-3

     "Rule 16b-3" shall mean that certain Rule 16b-3 under the Exchange Act, including as such Rule may be amended or superseded in the future.

SECTION 1.12  Secretary

     "Secretary" shall mean the Secretary of the Company.

SECTION 1.13  Securities Act

     "Securities Act" shall mean the Securities Act of 1933, as amended.

SECTION 1.14  Subsidiary

     "Subsidiary" shall mean any corporation, other than the Company, in an unbroken chain of corporations beginning with the Company if, at the time of the granting of the Option, each of the corporations other than the last corporation in an unbroken chain owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

SECTION 1.15  Termination of Directorship

     "Termination of Directorship" shall mean the time when an Optionee ceases to be a director of the Company for any reason, including, without limitation, a termination by resignation, failure to be elected, death or retirement. The Board, in its absolute discretion, shall determine the effect of all other matters and questions relating to Termination of Directorship.

                                   ARTICLE II

                             SHARES SUBJECT TO PLAN

SECTION 2.1  Shares Subject to Plan

     The shares of stock subject to Options shall be shares of the Company's common stock, $0.01 par value (the "Common Stock"). The aggregate number of such shares which may be issued upon exercise of Options shall not exceed 300,000.

SECTION 2.2  Unexercised Options

     If any Option expires or is cancelled without having been fully exercised, the number of shares subject to such Option but as to which such Option was not exercised prior to its expiration or cancellation may again be optioned hereunder, subject to the limitations of Section 2.1.

SECTION 2.3  Changes in Company's Shares

     In the event that the outstanding shares of Common Stock of the Company are hereafter changed into or exchanged for a different number or kind of shares or other securities of the Company, or of another corporation, by reason of reorganization, merger, consolidation, recapitalization, reclassification, stock split-up, stock dividend or combination of shares, appropriate adjustments shall be made by the Board in the number and kind of shares for the purchase of which Options may thereafter be granted, including adjustments of the limitations in
Section 2.1 on the maximum number and kind of shares which may be issued on exercise of Options.

                                  ARTICLE III

                              GRANTING OF OPTIONS

SECTION 3.1  Eligibility

     Any Outside Director of the Company shall be eligible to be granted Options, subject to certain requirements and limitations under this Article III.

SECTION 3.2  Tax Status of Stock Options

     Options granted under the Plan do not qualify as "incentive stock options" under Section 422 of the Internal Revenue Code of 1986, as amended.

SECTION 3.3  Initial Option

     Any person who is an Outside Director as of the Effective Date and who is re-elected at the Company's 1998 Annual Meeting (the "1998 Annual Meeting") on September 15, 1998 shall be granted an Option to purchase 20,000 shares of Common Stock, and any person who first becomes an Outside Director after the 1998 Annual Meeting shall be granted on the date of his election or appointment as an Outside Director an Option to purchase 20,000 shares of Common Stock (collectively, the "Initial Option").

SECTION 3.4  Additional Option

     On each second anniversary of the Initial Option's date of grant to an Outside Director pursuant to Section 3.3, such Outside Director shall be granted an Option to purchase an additional 20,000 shares of Common Stock (so long as he is an Outside Director at the close of business on such date) (collectively, the "Additional Option").

SECTION 3.5  Waiver of Option Grants

     Notwithstanding anything to the contrary, any Outside Director may elect to waive his right to be granted an Option under the Plan by giving a six month advance written notice of such waiver from the effective date of the Outside Director's right to receive such Option.

SECTION 3.6  No Option Grant Where Prohibited

     No person shall be granted an Option under the Plan if at the time of such grant, the grant is prohibited by applicable law or by the policies of the employer of such person or of any other company of which such person is a member of the board of directors or a general partner.

                                   ARTICLE IV

                                TERMS OF OPTIONS

SECTION 4.1  Option Agreement

     Each Option shall be evidenced by a written Outside Director Stock Option Agreement, which shall be executed by the Optionee and an authorized officer of the Company and which shall contain such terms and conditions, as the Board shall determine, consistent with the Plan.

SECTION 4.2  Option Price

     (a) The price of the shares of Common Stock subject to each Option shall be equal to 100% of the fair market value of such shares on the date such Option is granted.

     (b) For purposes of the Plan, the fair market value of a share of the Common Stock as of a given grant date shall be: (i) the closing price of a share of the Common Stock on the principal exchange on which shares of the Common Stock are then trading, if any, on such grant date, or, if shares were not traded on such grant date, then on the next preceding trading day during which a sale occurred; or (ii) if the Common Stock is not traded on an exchange but is quoted on Nasdaq or a successor quotation system, (1) the last reported sales price (if the Common Stock is then quoted on the Nasdaq National Market) or (2) the mean between the closing representative bid and asked prices (in all other cases) for the Common Stock on such grant date as reported by Nasdaq or such successor quotation system; or (iii) if the Common Stock is not publicly traded on an exchange and not quoted on Nasdaq or a successor quotation system, the mean between the closing bid and asked prices for the Common Stock, on such grant date, as determined in good faith by the Board; or (iv) if the Common Stock is not publicly traded, the fair market value established by the Board acting in good faith.

SECTION 4.3  Commencement of Exercisability

     (a) Subject to Section 4.7, each of the Initial Option and Additional Option granted pursuant to Sections 3.3 and 3.4 shall become exercisable in equal annual installments of 10,000 on each of the first and second anniversaries, respectively, of the date of Option grant. Notwithstanding the foregoing, the Board of Directors may, in its discretion, provide that the exercisability of such Option be accelerated when the fair market value of the Company's Common Stock equals a certain price, which price shall be established by the Board of Directors on the date of grant of the Option.

     (b) Notwithstanding the foregoing, an Outside Director may not exercise an otherwise exercisable Option unless such Outside Director attended at least seventy-five percent (75%) of the meetings of the Board during the twelve month period (the "Attendance Period") preceding the date of exercise of the Option; provided, however, that installment[s] of an Option which become[s] exercisable prior to the commencement of the Attendance Period shall remain exercisable by the Optionee.

     (c) No portion of an Option which is unexercisable at Termination of Directorship shall, under any circumstances, thereafter become exercisable.

SECTION 4.4  Expiration of Options

     Subject to Section 4.7, no Option may be exercised to any extent by anyone after the first to occur of the following events:

          (a) The expiration of ten years from the date the Option was granted;

          (b) The expiration of six months from the date of the Optionee's Termination of Directorship for any reason other than such Optionee's death unless the Optionee dies within said six-month period; or

          (c) The expiration of one year from the date of the Optionee's death.

SECTION 4.5  Consideration

     In consideration of the granting of the Option, the Optionee shall agree, in the written Outside Director Stock Option Agreement, to serve as a Director of the Company until the next annual meeting of the stockholders of the Company. Nothing in this Plan or in any Outside Director Stock Option Agreement hereunder shall confer upon any Optionee any right to continue as a director of the Company.

SECTION 4.6  Adjustments in Outstanding Options

     In the event that the outstanding shares of the stock subject to Options are changed into or exchanged for a different number or kind of shares or other securities by reason of merger, consolidation, recapitalization, reclassification, stock split-up, stock dividend or combination of shares, the Board shall, subject to Section 4.7, make an appropriate and equitable adjustment in the number and kind of shares as to which all outstanding Options, or portions thereof then unexercised, shall be exercisable, to the end that after such event the Optionee's proportionate interest shall be maintained as before the occurrence of such event. Such adjustment in an outstanding Option shall be made without change in the total price applicable to the Option or the unexercised portion of the Option (except for any change in the aggregate price resulting from rounding-off of share quantities or prices) and with any necessary corresponding adjustment in Option price per share. Any such adjustment made by the Board shall be final and binding upon all Optionees, the Company and all other interested persons.

SECTION 4.7  Occurrence of a Change in Control or Corporate Transaction

     Upon the occurrence of either a Change in Control or a Corporate Transaction, each Option outstanding under the Plan shall be exercisable as to all shares covered thereby, notwithstanding anything to the contrary in Section 4.3(a) or Section 4.3(b). Upon the occurrence of any Change in Control, or upon stockholder approval of any Corporate Transaction, the Company shall promptly provide written notice thereof to each Optionee. No Option may be exercised to any extent after the occurrence of a Corporate Transaction; provided, however, that such termination of exercise rights shall not occur until after the related Corporate Transaction has closed and appropriate arrangements shall be made to permit any Options outstanding to be exercised in connection with such closing.

                                   ARTICLE V

                              EXERCISE OF OPTIONS

SECTION 5.1  Person Eligible to Exercise

     During the lifetime of the Optionee, only the Optionee may exercise an Option granted to the Optionee, or any portion thereof. After the death of the Optionee, any exercisable portion of an Option may, prior to the time when such portion becomes unexercisable under Section 4.4 or Section 4.7, be exercised by the Optionee's personal representative or by any person empowered to do so under the deceased Optionee's will or under the then applicable laws of descent and distribution.

SECTION 5.2  Partial Exercise

     Subject to Section 4.3, at any time and from time to time prior to the time when an exercisable Option or exercisable portion thereof become unexercisable under Section 4.4 or Section 4.7, such Option or portion thereof may be exercised in whole or in part; provided, however, that the Company shall not be required to issue fractional shares.

SECTION 5.3  Manner of Exercise

     An exercisable Option, or any exercisable portion thereof, may be exercised solely by delivery to the Secretary or his office of all of the following prior to the time when such Option or such portion becomes unexercisable under Section
4.4 or Section 4.7:

          (a) Notice in writing signed by the Optionee or other person then entitled to exercise such Option or portion thereof, stating that such Option or portion thereof is exercised, such notice complying with any applicable rules established by the Board;

          (b) Full payment for the shares with respect to which such Option or portion thereof is thereby exercised (i) in cash or by check or (ii) in shares of Common Stock valued as provided in Section 4.2(b) on the date of Option exercise;

          (c) Such representations and documents as the Board, in its absolute discretion, deems necessary or advisable to effect compliance with all applicable provisions of the Securities Act and any other federal or state securities laws or regulations. The Board may, in its absolute discretion, also take whatever additional actions it deems appropriate to effect such compliance including, without limitation, placing legends on share certificates and issuing stop-transfer orders to transfer agents and registrars; and

          (d) In the event that the Option or portion thereof shall be exercised pursuant to Section 5.1 by any person or persons other than the Optionee, appropriate proof of the right of such person or persons to exercise the Option or portion thereof.

SECTION 5.4  Conditions to Issuance of Stock Certificates

     The shares of stock issuable and deliverable upon the exercise of an Option, or any portion thereof, may be either previously authorized but unissued shares or issued shares which have then been reacquired by the Company. Such shares shall be fully paid and nonassessable. The Company shall not be required to issue or deliver any certificate or certificates for shares of stock purchased upon the exercise of any Option or portion thereof prior to fulfillment of all of the following conditions:

          (a) The admission of such shares to listing or quotation on all stock exchanges or automated quotation services on which such class of stock is then listed or quoted, as the case may be;

          (b) The completion of any registration or other qualification of such shares under any state or federal law or under the rulings or regulations of the Securities and Exchange Commission or any other governmental regulatory body, which the Board shall, in its absolute discretion, deem necessary or advisable;

          (c) The obtaining of any approval or other clearance from any state or federal governmental agency which the Board shall, in its absolute discretion, determine to be necessary or advisable;

          (d) The payment to the Company of all amounts which it is required to withhold, if any, under federal, state or local law in connection with the exercise of the Option; and

          (e) The lapse of such reasonable period of time following the exercise of the Option as the Board may establish from time to time for reasons of administrative convenience.

SECTION 5.5  Rights as Stockholders

     The holders of Options shall not be, nor have any of the rights or privileges of, stockholders of the Company in respect of any shares purchasable upon the exercise of any part of an Option unless and until certificates representing such shares have been issued by the Company to such holders.

                                   ARTICLE VI

                                 ADMINISTRATION

SECTION 6.1  Duties and Powers of the Board

     It shall be the duty of the Board to conduct the general administration of the Plan in accordance with its provisions. The Board shall have the power to interpret the Plan and the Options and to adopt such rules for the administration, interpretation and application of the Plan as are consistent therewith and to interpret, amend or revoke any such rules.

SECTION 6.2  Majority Rule

     The Board shall act by a majority of its members in office. The Board may act either by vote at a meeting or by a memorandum or other written instrument signed by a majority of the Board.

SECTION 6.3  Compensation; Professional Assistance; Good Faith Actions

     Members of the Board shall receive no additional compensation for their services under the Plan. All expenses and liabilities incurred by members of the Board in connection with the administration of the Plan shall be borne by the Company. The Board may employ attorneys, consultants, accountants, appraisers, brokers or other persons. The Board and the Company shall be entitled to rely upon the advice, opinions or valuations of any such persons. All actions taken and all interpretations and determinations made by the Board in good faith shall be final and binding upon all Optionees, the Company and any other interested persons. No member of the Board shall be personally liable for any action, determination or interpretation made in good faith with respect to the Plan or the Options, and all members of the Board shall be fully protected by the Company in respect to any such action, determination or interpretation.

                                  ARTICLE VII

                                OTHER PROVISIONS

SECTION 7.1  Options Not Transferable

     No Option or interest or right therein or part thereof shall be liable for the debts, contracts or engagements of the Optionee or his successors in interest or shall be subject to disposition by transfer, alienation, anticipation, pledge, encumbrance, assignment or any other means whether such disposition be voluntary or involuntary or by operation of law, by judgment, levy, attachment, garnishment or any other legal or equitable proceedings (including, without limitation, bankruptcy), and any attempted disposition thereof shall be null and void and of no effect; provided, however, that nothing in this Section 7.1 shall prevent transfers by will or by the applicable laws of descent and distribution or pursuant to a qualified domestic relations order as defined under the Internal Revenue Code of 1986, as amended.

SECTION 7.2  Amendment, Suspension or Termination of the Plan

     (a) The Plan may be wholly or partially amended or otherwise modified, suspended or terminated at any time or from time to time by the Board. However, without approval of the Company's stockholders given within 12 months before or after the action by the Board, no action of the Board may, except as provided in
Section 2.3, increase the limit imposed in Section 2.1 on the maximum number of shares which may be issued on exercise of Options, modify the eligibility requirements of Section 3.1, increase the number of shares to be covered by Option grants under Sections 3.3 and 3.4, reduce the Option price requirements of Section 4.2(a), change the exercisability provisions of Sections 4.3, 4.4 and
4.7 or extend the limit imposed in Section 7.2(c) on the period during which Options may be granted or otherwise take any action that would require stockholder approval under Rule 16b-3. Neither the amendment, suspension nor termination of the Plan shall, without the consent of the holder of the Option, alter or impair any rights or obligations under any Option theretofore granted. Notwithstanding the foregoing, the Plan shall not be amended more than once every six months other than to comport with changes in the Internal Revenue Code of 1986, as amended, the Employee Retirement Income Security Act, as amended, or the rules thereunder.

     (b) The Plan is intended to conform to the extent necessary with all provisions of the Securities Act and the Exchange Act and any and all regulations and rules promulgated by the Securities and Exchange Commission thereunder including, without limitation, Rule 16b-3. Notwithstanding anything herein to the contrary, the Plan shall be administered, and Options shall be granted and may be exercised, only in such a manner as to conform to such laws, rules and regulations. To the extent permitted by applicable law and notwithstanding Section 7.2(a), the Plan and Options granted hereunder shall be deemed amended to the extent necessary to conform to such laws, rules and regulations.

     (c) No Option may be granted during any period of suspension nor after termination of the Plan, and in no event may any Option be granted under the Plan after the tenth anniversary of the Initial Effective Date.

SECTION 7.3  Approval of the Amendment and Options by Stockholders

     The Amendment shall be submitted for the approval of the Company's stockholders within twelve months after the Effective Date. If such approval is not obtained, the Amendment shall have no force or effect. Options may be granted prior to such stockholder approval under the circumstances and to the extent provided in the Plan; provided, however, that Options so granted shall be conditioned upon such stockholder approval and shall provide that if such approval is not obtained, the Options shall be null and void and of no further force or effect.

SECTION 7.4  Effect of Plan Upon Other Option and Compensation Plans

     The adoption of the Plan shall not affect any other compensation or incentive plans in effect for directors of the Company. Nothing in the Plan shall be construed to limit the right of the Company to grant or assume options otherwise than under the Plan in connection with any proper corporate purpose, including, without limitation, the grant or assumption of options in connection with the acquisition, by purchase, lease, merger, consolidation or otherwise, of the business, stock or assets of any corporation, firm or association.

SECTION 7.5  Notices

     Any notice to be given under the terms of the Plan to the Company shall be addressed to the Company in care of its Secretary and any notice to be given to any Optionee shall be addressed to such Optionee at such Optionee's last address as reflected in the Company's records. By a notice given pursuant to this
Section 7.5, either party may designate a different address for notices to be given to it, him or her. Any notice which is required to be given to an Optionee, if the Optionee is then deceased, be given to the Optionee's personal representative if such representative has previously informed the Company of his status and address by written notice under this Section 7.5. Any notice shall have been deemed duly given if enclosed in a properly sealed envelope or wrapper addressed as aforesaid at the time it is deposited (with postage prepaid) in a post office or branch post office regularly maintained by the United States Postal Service.

SECTION 7.6  Titles

     Titles are provided herein for convenience only and are not to serve as a basis for interpretation or construction of the Plan.

                          *  *  *  *  *  *  *  *  *  *

     I hereby certify that the Amendment was duly adopted by the Board of Directors of Tegal Corporation as of July 16, 1998.

     Executed as of the 28th day of July, 1998.

                                                   /s/ DAVID CURTIS

                                          --------------------------------------
                                                        Secretary

     I hereby certify that the Amendment was duly approved by the stockholders
of Tegal Corporation on September   , 1998.

     Executed as of the      day of September, 1998.

                                                        Secretary

                                                                      APPENDIX C

PROXY                                                                      PROXY







                                TEGAL CORPORATION

                 THIS PROXY IS SOLICITED BY AND ON BEHALF ON THE
                  BOARD OF DIRECTORS FOR THE ANNUAL MEETING OF
                       STOCKHOLDERS ON SEPTEMBER 15, 1998.

   The undersigned hereby appoints Michael L. Parodi and David Curtis, and each of them, with full power of substitution in each, as Proxies, and hereby authorizes them to represent and to vote, as designated below, all shares of Common Stock of Tegal Corporation which the undersigned may be entitled to vote at the Annual Meeting of Stockholders to be held on September 15, 1998, and any and all adjournments thereof.

                (continued and to be signed on the reverse side)




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                            - FOLD AND DETACH HERE -

The Board of Directors recommends that you vote FOR the nominees in Proposal 1, and FOR adoption of Proposals 2 and 3.

Please mark your votes as indicated in this example.                         /X/



1. ELECTION OF DIRECTORS: Robert V. Hery, Michael L. Parodi, Jeffrey M. Krauss, Thomas R. Mika, Fred Nazem and Edward A. Dohring

               FOR                                            WITHHOLD AUTHORITY
       all nominees listed                                     to vote for all
(except as marked to the contrary)                             nominees listed
               / /                                                   / /

     INSTRUCTIONS: To withhold authority to vote for any individual nominee, strike a line through the nominee's name in the list above.

     THIS PROXY WILL BE VOTED AS DIRECTED. IF NO CONTRARY INSTRUCTION IS INDICATED, THIS PROXY WILL BE VOTED FOR THE ELECTION OF THE SIX NOMINEES LISTED ABOVE.


2. Proposal to adopt the 1998 Equity Plan which is being proposed by the Board of Directors.

                      FOR                         AGAINST
                      / /                           / /


3. Proposal to adopt the Amendment to the Directors Plan which is being proposed by the Board of Directors.

                      FOR                         AGAINST
                      / /                           / /


4. In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the Annual Meeting and adjournments thereof.


ANY PREVIOUS PROXY EXECUTED BY THE UNDERSIGNED IS HEREBY REVOKED.

                    Receipt of the notice of the Annual Meeting and the Proxy Statement is hereby acknowledged.

                    PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE






Signature of Stockholder_______________________________Dated______________, 1998
Note: Please sign exactly as addressed hereon. Joint owners should each sign. Executors, administrators, trustees, guardians and attorneys should so indicate when signing. Attorneys should submit powers of attorney. Corporations and partnerships should sign in full corporate or partnership name by an authorized officer.
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